As filed with the Securities and Exchange Commission on July 28, 2006.

                                                     Registration No. 333-129337
                                                     1940 Act File No. 811-21827
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|

                       Pre-Effective Amendment No. 1
                      Post-Effective Amendment No. ___ ( )
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 |X|
                              Amendment No. 1
                        (Check Appropriate box or boxes)

                                 ---------------

                            THE EXCHANGE TRADED TRUST

               (Exact Name of Registrant as Specified in Charter)

    250 EAST WISCONSIN AVENUE, SUITE 2000
    MILWAUKEE, WISCONSIN                                            53202
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 978-6400

                                 Brian K. Andrew
                                    President
                            The Exchange Traded Trust
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Conrad G. Goodkind, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

              It is proposed that this filing will become effective
                            (check appropriate box):

                |_| immediately upon filing pursuant to paragraph (b)

                |_| on March 1, 2005 pursuant to paragraph (b)

                |_| 60 days after filing pursuant to paragraph (a)(1)

                |_| on [date] pursuant to paragraph (a)(1)

                |_| 75 days after filing pursuant to paragraph (a)(2)

                |_| on [date] pursuant to paragraph (a)(2) of Rule 485

                |X| As soon as practicable after the effective date of this
                    registration statement.


              If appropriate, check the following box:

                |_| this post-effective amendment designates a new effective
                    date for a previously filed post-effective amendment

         THIS REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                            THE EXCHANGE TRADED TRUST

                             NYSE ARCA TECH 100 ETF

                                   PROSPECTUS
                                 AUGUST __, 2006

      This Prospectus contains important information regarding The Exchange Traded Trust NYSE Arca Tech 100 ETF ("ETF") which you should know before making an investment decision with respect to purchasing securities of the ETF. Please read it carefully and keep it with your investment records. There is a Table of Contents, which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the ETF.

      Shares of the ETF are listed on NYSE Arca, Inc. ("NYSE Arca"(SM)), and traded on NYSE Arca, L.L.C. (the "NYSE Arca Marketplace"(R)), under the symbol NXT. Except when aggregated in Creation Units (50,000 shares per Creation Unit), individual shares of the ETF are not redeemable securities.

      THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. IN ADDITION, THE OFFERING OF SECURITIES IS CONTINGENT UPON APPROVAL OF AN EXEMPTIVE APPLICATION CURRENTLY PENDING BEFORE THE SECURITIES AND EXCHANGE COMMISSION, WHICH APPROVAL MAY NOT BE GRANTED.

      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      Money you invest in the ETF is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the ETF, you assume risk, and you could lose money.

Table of Contents

Overview
    Introduction...............................................................3
    How to Purchase or Sell ETF Shares.........................................3
    Who Should Invest? ........................................................5

ETF Information
    Risk/Return Information and Investment Objectives and Strategies ..........6
    ETF Performance ...........................................................8
    Fee Table..................................................................8
    Example ...................................................................9
    Index Composition and Performance.........................................11

Additional Information About the ETF
    Investment Practices and Related Matters..................................16
    Investment Risks..........................................................17
    Portfolio Holdings........................................................21
    Fundamental Investment Policies...........................................21
    Shareholder Notice........................................................22
    Valuing Shares............................................................22

Shareholder Information
    General Information.......................................................23
    Buying and Selling Shares.................................................23
    Dividend and Capital Gains Distributions..................................27
    Tax Consequences..........................................................28

ETF Services
    ETF Management............................................................30
    ETF Distribution..........................................................31
    Administrator, Transfer Agent, Accounting/Pricing Agent and Custodian.....32

Additional Information
    Privacy: A Fundamental Concern............................................33
    Delivery of Documents to Shareholders.....................................34
    Financial Highlights......................................................34

Overview

      Introduction

      This Prospectus describes the shares of the NYSE Arca Tech 100 ETF (the "ETF"), an exchange-traded fund that currently is the only existing portfolio of The Exchange Traded Trust (the "Trust"). The Trust is an investment company organized as a Delaware statutory trust. Additional investment portfolios may be offered by the Trust in the future.

      The ETF seeks to provide investment results that closely correspond to the performance of the NYSE Arca Tech 100 Index (SM) ("Index"). The Index is a price-weighted index comprised of companies from different industries that produce or deploy innovative technologies to conduct their business. The Index selects leading companies from a variety of industries such as the computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, media, aerospace & defense, health care equipment, and biotechnology areas for the Index.

      Modeled as a multi-industry technology index, the objective of the Index is to provide a benchmark for measuring the performance of technology-related companies operating across a broad spectrum of industries. Companies selected must be stocks and American Depository Receipts ("ADRs") listed on the NYSE Arca, Inc. ("NYSE Arca"(SM)), The American Stock Exchange ("AMEX"), the New
York Stock Exchange, Inc. ("NYSE"), or The Nasdaq Stock Market, Inc. ("Nasdaq"). The Index has been maintained by NYSE Arca (formerly known as the ArcaEx Exchange, Inc. and the Pacific Exchange, Inc.), a wholly owned subsidiary of Archipelago Holdings, Inc. ("Archipelago"), since 1982, and is one of the oldest indexes of its type calculated today. Ziegler Capital Management, LLC acts as investment advisor to the ETF and B.C. Ziegler and Company is the distributor of the shares of the ETF.

      How to Purchase or Sell ETF Shares

      Unlike traditional mutual funds, ETF shares may be purchased and sold either directly from the Trust or in the secondary market. However, given the structure of the ETF, most individual investors will not be able to purchase shares of the ETF directly from the Trust but will need to purchase them in the secondary market.

      Purchases and Sales from the Trust

      The Trust will generally only sell and redeem ETF shares in large increments to certain participants in in-kind transactions, called Creation Units. Each Creation Unit will consist of 50,000 ETF shares and is expected to be worth several million dollars. In addition, only certain participants ("Authorized Participants") in the Depository Trust Company or the Continuous Net Settlement System of the National Securities Clearing Corporation that have entered into a participant agreement with the ETF will be permitted to purchase ETF shares from or redeem them with the Trust. Individual shares of the ETF will not be sold or redeemed by the Trust.

      The Trust will generally only issue and redeem ETF shares in in-kind transactions. The Trust will offer and sell Creation Units of the ETF to Authorized Participants based upon the net asset value ("NAV") of the ETF. Authorized Participants purchasing Creation Units must tender to the Trust a basket of designated equity securities together with a transaction fee. The basket of designated equity securities is determined by the investment advisor or sub-advisor to the ETF and is based upon the composition of the Index. Similarly, in order to redeem ETF shares with the Trust, an Authorized Participant must accumulate enough ETF shares to constitute a Creation Unit. The Trust will redeem Creation Units of the ETF based upon the NAV of the ETF. Authorized Participants redeeming Creation Units will receive a basket of designated securities from the ETF's portfolio and will be required to pay a transaction fee. The basket of designated equity securities is determined by the investment advisor or sub-advisor to the ETF and in most cases (but not all) will be the same as the basket of designated securities tendered by purchasers of Creation Units on the same day.

      Exchange-traded funds calculate their NAV once a day like traditional mutual funds. The in-kind purchase and redemption features of exchange-traded funds are designed to protect ongoing shareholders from adverse effects on the portfolios of exchange-traded funds that could arise from costs associated with frequent cash creation and redemption transactions that affect the NAV of exchange-traded funds.

      Purchases and Sales in the Secondary Market

      ETF shares can also be purchased and sold in the secondary market in much smaller increments and for cash. These transactions, however, are not made at the ETF's NAV, but rather are made at market prices which may vary throughout the day and may differ from the ETF's NAV. Like any listed security, exchange-traded fund shares can be purchased and sold at any time a secondary market is open. Shares of the ETF are listed on NYSE Arca and traded on NYSE Arca, L.L.C. (the "NYSE Arca Marketplace"(R)) under the symbol NXT.

--------------------------------------------------------------------------------
Note to Secondary Market Investors

Shares of the ETF can be purchased or redeemed directly from the Trust only in Creation Units (50,000 shares per Creation Unit) that are expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase shares of the ETF directly from the Trust. Some of the information contained in this Prospectus, including the information about buying and selling ETF shares directly from the Trust and references to transaction fees imposed on purchases and redemptions of Creation Units is not relevant to most investors. Shares of the ETF are listed on NYSE Arca and traded on the NYSE Arca Marketplace and may be purchased and sold as individual shares. Individuals interested in purchasing shares in the secondary market should contact their broker. Shares purchased or sold through any broker may be subject to commissions.

Except when aggregated in Creation Units, individual shares of the ETF are not redeemable securities. There is no guarantee that individual shares will be traded at or near NAV.
--------------------------------------------------------------------------------

      For more detailed information on purchasing and selling shares of the ETF, see "Shareholder Information--Purchasing and Selling Shares" below.

      Who Should Invest?

      The ETF is passively managed, meaning it tries to match, as closely as possible, the performance of the Index by holding securities found in the Index in roughly the same proportion as represented in the Index itself. The structure of exchange-traded funds, including the ETF, is designed so that they have relatively lower expense ratios than comparable traditional mutual funds. Finally, unlike mutual funds, the ETF shares permit investors to engage in hedging and speculative trading strategies, such as short selling and trading on margin. Therefore, the ETF is designed for investors who:

      o seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the Index;

      o seek an asset allocation tool to engage in long-term investment strategies, particularly investment strategies involving the technology market represented in the Index; or

      o     intend to use the ETF as a hedge or speculative trading instrument.

Investors should not invest in the ETF if they are unwilling to accept share price fluctuation, including the possibility of sharp price declines due to risks further described under "Additional Information About the ETF--Investment Risks" below. In addition, investors should not invest in the ETF if they are seeking to earn regular income or are investing to meet short-term financial goals.

ETF Information

      Risk/Return Information and Investment Objectives and Strategies

      Investment Objective

      The Exchange Traded Trust NYSE Arca Tech 100 ETF seeks a return, before operating fees or expenses of the ETF are deducted, that closely corresponds to the return of the Index.

      Principal Investment Strategies

      The ETF uses a passive management strategy, known as "replication," to track the performance of the Index, which consists of at least 100 individual technology-related securities. Through this replication strategy, the ETF will hold substantially all of the component securities included in the Index in approximately the same proportions as they are represented in the Index. The ETF will generally select its component securities according to the following parameters.

      o The ETF plans to replicate the Index. The Index consists of companies in a broad spectrum of industries that produce or deploy innovative technologies to conduct their business

      o At least 90% of the ETF's total assets (exclusive of collateral held for purposes of securities lending) will be invested in the component securities of the companies in the Index.

      o The largest component of the Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the Index also includes companies in numerous other sectors and industries, such as aerospace & defense, health care equipment, biotechnology and others. Because the Index includes securities of several technology sector industries, the ETF will invest more than 25% of its total assets in securities of companies in the technology sector (this practice is commonly referred to as being "concentrated").

      o The ETF may invest up to 10% of its assets in securities not included in the Index, such as futures contracts, options on futures contacts, options and swaps as well as cash and cash equivalents.

      The ETF may also lend securities in order to earn additional income. The ETF will maintain collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in cash equivalents authorized by the ETF. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the ETF and any additional required collateral is delivered to the ETF on the next business day. Securities lending will only be done with parties that the ETF deems credit worthy.

      The ETF's investment advisor, Ziegler Capital Management, LLC (the "Advisor"), expects that the ETF will have a tracking error relative to the performance of its respective Index of no more than five percent (5%), before taking into account operating fees or expenses.

      Summary of Principal Investment Risks

      The ETF is subject to the following principal investment risks, some of which are discussed in greater detail in the "Additional Information About the ETF-- Investment Risks" section:

      Volatility-Market and Objective Risk. Stock markets and, as a result, stock market indexes, are volatile; can decline significantly in response to adverse issuer, political, regulatory, market or economic developments; and can experience periods of lackluster performance. Different parts of the market can react differently to these developments. Equity securities can, and do, fluctuate in price, and their short-term volatility at times may be great. Because the ETF will invest all of its assets in securities traded on U.S. markets and exchanges, the value of its portfolio will be affected by changes in the U.S. equity markets. Market risk will affect the ETF's NAV per share, which will fluctuate as the values of the ETF's portfolio securities change. Moreover, because the Index is price-weighted, the performance of the Index and the Fund will be more sensitive to price movements in higher-priced securities than in lower-priced securities. Additionally, the Index includes securities of many small to medium sized companies, which historically have been more volatile and less liquid than securities of larger companies. For these reasons, the Fund may experience more volatility and greater price swings as compared to the market generally.

      Issuer-Specific Risks. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A variety of factors can affect the value of a particular security and the prices of individual securities do not all move in the same direction uniformly or at the same time. The value of the individual securities of the index can be affected by several general economic and other factors specific to their companies, including poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, changes in government regulations affecting the issuer, security trading activity, continuing increases in price competition and fluctuation in interest rates.

      Correlation Risk. The performance of the ETF and the Index may vary somewhat due to factors such as transaction costs, sample selection and timing differences associated with implementing changes to the ETF as a result of the addition or deletion of a security from the Index.

      Sector and Industry Concentration. Because the ETF structures its investment portfolio to correspond to the composition of the Index, a significant portion of the ETF's investments will consist of securities within the technology sector. Because companies in the technology sector represent in excess of 25% of the price-weighted average of the securities in the Index, more than 25% of the assets of the ETF are invested in equity securities within that single sector, and therefore, the ETF is concentrated in the technology sector. This concentration exposes the ETF to risks associated with economic conditions in the technology market to a greater extent than if the investments of the ETF were more fully diversified. In addition, if at any time more than 25% of the Index consists of securities of companies in any one sector or industry, the ETF would be considered concentrated in that sector or industry as well. The concentration of the ETF in any sector or industry will only be determined by the composition of the Index.

      Fluctuation of NAV and Share Price. The NAV of the ETF will generally fluctuate with changes in the market value of the ETF's holdings. The ETF's shares are listed on NYSE Arca and traded on NYSE Arca Marketplace at market prices. Although it is expected that the market price of the ETF's shares will approximate the ETF's NAV, there is no guarantee that this will be the case.

      Trading and Liquidity Risks. There can be no assurance that an active trading market will be maintained. Trading may be halted, for example, due to market conditions.

      Index and Equity Risks. The ETF is not actively "managed." Therefore, it would not sell a security because the security's issuer was in financial trouble or had other relevant issues unless that security is removed from the Index. The value of the component securities is expected to decline, more or less, in correlation with any decline in value of the relevant Index. Security values could decline generally or could underperform other investments.

      ETF Performance

      Performance history will be available for the ETF after it has been in operation for one calendar year.

      Fee Table

      Generally, as a shareholder of a traditional mutual fund, you pay certain fees when you buy or sell shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). An investor who purchases Creation Units of the ETF will also incur such shareholder transaction expenses and annual fund operating expenses. When an investor purchases shares of the ETF in Creation Units, or redeems shares of the ETF in Creation Units, the investor will be required to pay a transaction fee in cash. Annual fund operating expenses, on the other hand, are expenses that the ETF pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the ETF, providing shareholder services and other activities of the ETF. Annual fund operating expenses are deducted directly from the ETF's assets and, therefore, reduce the total return that an investor receives on his or her investment.

      The following table describes the fees and expenses that are incurred when an investor buys, holds or sells Creation Units of the ETF. Investors purchasing shares of the ETF in the secondary market are not subject to the shareholder transaction expenses shown below, but will incur the annual fund operating expenses shown below and may be subject to costs charged by their brokers, such as commissions.

Shareholder Fees
(fees paid by the investor directly)

Sales Charge (load) Imposed on Purchases                                  None

Deferred Sales Charge (load) Imposed on Redemptions                       None

Transaction Fee on Purchases and Redemptions(1)                      $   1,000

        Additional Charge If Not Settled Through the                 $   3,000
        Continuous Net Settlement (the "CNS") System of the
        National Securities Clearing Corporation (the "NSCC")

Annual Operating Expenses
(expenses that are deducted from ETF assets) (2)

Management Fees                                                           0.30%

Distribution and Service (12b-1) Fees(3)                                  0.08%

Other Expenses(4)                                                         0.61%
                                                                     ---------

Total Annual Operating Expenses                                           0.99%

Less Advisor's Fee Reduction (5)                                         (0.49)%
                                                                     =========

Net Annual Operating Expenses(5)                                          0.50%

      Example

      Except when aggregated in Creation Units, ETF shares are not redeemable. This example is intended to help you compare the cost of investing in the ETF with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the ETF's annual operating expenses are exactly as described in the fee table. Note that because the ETF will only issue shares in Creation Units, each of which is expected to be worth millions of dollars, the presentation below of a $10,000 investment is for illustration purposes only.(6) This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or return, all of which may vary. This example reflects the Advisor's fee reduction for the 1-year amount, but not the 3-year amount. In addition, this example does not include the brokerage commissions that secondary market investors may incur to buy and sell ETF shares or transaction fees on purchases and redemptions of Creation Units. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year                             3 years

                           $50                                $267

      ---------------------------
      (1) A transaction fee of $1,000 will be charged when you purchase or redeem Creation Units of the ETF. An additional fee of $3,000 will be charged if you do not purchase or redeem Creation Units through the CNSS of the NSCC. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is the same regardless of the number of Creation Units being purchased or redeemed pursuant to one order. One Creation Unit consists of 50,000 shares of the ETF. As a practical matter, only institutions or large investors having executed an Authorized Participant agreement may purchase or redeem these Creation Units. If you buy or sell shares in the secondary market through a broker, you may incur customary brokerage commissions.

      (2) Expressed as a percentage of average net assets.

      (3) The Trust has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), which allows the Trust to use assets of the ETF to finance distribution of its shares. Although the Trust's 12b-1 Plan allows for a 12b-1 fee of 0.25% of average net assets to be paid for distribution services, the only 12b-1 fee anticipated to be paid is a fee of up to 0.08% of average net assets to Archipelago for marketing services provided to the ETF.

      (4) Based on an estimated amount and an estimated projection of average net assets of the ETF for the current fiscal year of $50 million. Includes a license fee of 0.06% paid to NYSE Arca under a license agreement relating to the use by the ETF of Index's name.

      (5) The Advisor has contractually agreed to reduce its advisory fees and reimburse the ETF for any service provider fees, until August __, 2007, to the extent necessary to maintain the ETF's "Net Annual Operating Expenses" at a ratio of 0.50% of average daily net assets. If the ETF's "Net Annual Operating Expenses" are less than 0.50% of average daily net assets during such period, the Advisor may recoup any reduction in advisory fees or service provider fees reimbursed so that the expense ratio is 0.50%, but does not exceed 0.50%.

      (6) The value of one Creation Unit of the ETF, as of August __, 2006, was $1,000,000. Assuming an investment of $1,000,000, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year and assuming that the ETF's operating expenses remain the same, here's how much you would pay in total expenses if you sell a Creation Unit at the end of each time period indicated:

                              1 year                    3 years

                              $7,113                    $28,642

      The foregoing amounts reflect the reduction of advisory fees for the 1-year amount, but not the 3-year amount. In addition, this example does not include the brokerage commissions that secondary market investors may incur to buy and sell ETF shares or transaction fees on purchases and redemptions of Creation Units

      Index Composition and Performance

      Index Composition

      The NYSE Arca Tech 100 Index is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. Companies from different industries that produce or deploy innovative technologies to conduct their business are considered for inclusion. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 Index is to provide a benchmark for measuring the performance of technology-related companies operating across a broad spectrum of industries. The Index contains 100 securities, and was established in 1982. A description of the Index and constituents that make up the Index can be found at NYSE Arca's website at http://www.arcaex.com/marketdata/market_arcatech100.asp.

      The Index is a price-weighted index of 100 technology related securities listed on the NYSE(R), NYSE Arca(SM), AMEX(R) or Nasdaq(R) markets. The Index is currently calculated by Dow Jones & Company, Inc.

      The Index value is the quotient of the sum of last sale prices for all component issues (as reflected by the primary listed exchange) and a specified Divisor. The Divisor is initially specified and then adjusted periodically to reflect stock splits or stock dividends. The value of the Index is calculated based upon the formula set forth below.

                         NYSE Arca Tech 100 Index = (sigma)Pi
                                                    ---------
                                                        D
                     where D= Divisor and Pi= security price

Divisor Changes are calculated as follows:

         New Divisor = Old Divisor x ((Sum of New Prices)/(Sum of Old Prices))

      Selection of Index Component Securities

      The Index consists of companies, excluding IPOs, that are selected from different industries and that produce or deploy innovative technologies to conduct their business. The Index Provider's Selection and Oversight Committee considers the following guidelines to determine the investable universe: liquidity and price; financial viability; industry representation; and operating company status.

      Liquidity and price. A stock's liquidity is very important to ensure that the Index is investable. Low-priced stocks can have lower liquidity. Low-priced stocks are harder to borrow for short sales, and they often do not have listed options. Further, some institutions aren't permitted to hold low-priced stocks.

      Financial viability. A simple way to screen for companies is through the positive earnings test, where the company should have four consecutive quarters of positive earnings in terms of Generally Accepted Accounting Principles ("GAAP") net income.

      Industry representation/balance. In order for the Index to reflect the performance of leading technology-related companies across a broad spectrum, the Selection and Oversight Committee selects new components so that one industry group does not dominate the Index.

      Operating company status. The Selection and Oversight Committee generally only selects operating companies and excludes limited partnerships, non-operating holding companies, closed-end funds and exchange traded funds or royalty trusts.

      In addition to the foregoing guidelines, a component security must generally meet the following criteria.

      o The security must be listed on the NYSE(R), NYSE Arca(SM), AMEX(R) or Nasdaq(R) markets. The security must have "seasoned" on one of these markets for at least 12 months; in the case of spin-offs, the operating history of the spin-off will be considered.

      o The issuer of the security must not currently be in bankruptcy proceedings.

      o For the purpose of initial inclusion, the issuer must have reported at least four consecutive quarters of positive earnings in terms of GAAP net income, for the purpose of a positive earnings test.

      o The security must have an average daily volume of at least 30,000 shares during the prior quarter.

      o The security must not have accumulated more than 10 non-trading days in the prior quarter.

      Finally, when composing the Index, Index Provider's Selection and Oversight Committee generally ensures that the Index as whole meets the following criteria.

      o At least 85% of the weight of the Index must be comprised of component securities which each have a minimum public float value of at least $150 million and a minimum average daily trading value of at least $1 million during the previous two months of trading.

      o At least 90% of the weight of the Index must be comprised of component securities which each has a minimum monthly trading volume of at least 250,000 shares during the last six months.

      o At least 30% of Index value must be derived from component securities for which the market price per share closed above $3 for the majority of the trading days in the past six months, as measured by the highest closing price recorded in the primary market on which the underlying security trades.

      o No component security may constitute 10% or more of total Index weight, unless exempt by the Selection and Oversight Committee from this requirement, provided that in no case will any component security represent more than 15% of the total Index weight.

      o The five heaviest weighted component securities may comprise no more than 25% of the total Index weight.

      o     The Index must contain 100 underlying component securities.

      Index Review

      The Selection and Oversight Committee reviews and reconstitutes (as needed) the Index semi-annually to ensure that it continues to reflect the performance of technology driven companies. Changes that affect the composition of the index include: the deletion of an Index component security for failure to meet requirements specified for inclusion in the Index, and the addition or deletion of an Index component security due to a corporate action.

      Those changes that have material impact on the value of the Index are implemented no later than 3 business days after the action. For example, if a constituent is delisted by its principal exchange, enters bankruptcy proceedings, or is under extreme financial distress, the security is removed immediately from the Index. Exceptions are made on a case-by-case basis. A security might not be removed immediately when a bankruptcy filing is not a result of operating or financial difficulties. If the issuing company of one or more Index constituent securities is acquired by or merges with another company, then the original constituent and the acquirer securities are replaced by a security of the successor entity--providing that the successor meets applicable eligibility criteria.

      Components are replaced within 3 business days of the action to maintain the fixed number of stocks in the Index.

      For the sake of continuity, composition changes due to other eligibility requirements, such as average daily volumes, public float, etc., between scheduled dates are rare. Extraordinary revisions are generally implemented as needed, when they have a material effect on the value of the Index. When such an event necessitates that one component be replaced, the entire index is reviewed and multiple component changes may be implemented simultaneously.

      Index Performance

      The ETF's performance will, over time, be compared to the Index. The following table compares the annual rate of return of the Index to the rate of returns of the following three third-party indexes: NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on Nasdaq based on market capitalization; Dow Jones U.S. Technology Sector Index, which tracks movements of technology companies that are components of the Dow Jones Total Market Index; and S&P Tech Select Sector Index, which tracks movements of companies that are components of the S&P 500 and are involved in the development or production of technology products. How the Index has performed historically is not necessarily an indication of the ETF's future performance.

                              Annual Rate of Return

------------------------------------------------------------------------------------------------------------------------------------
          Index           Inception    1995    1996    1997     1998     1999      2000     2001     2002     2003     2004    2005
                             Date
------------------------------------------------------------------------------------------------------------------------------------
 NYSE Arca Tech 100 Index  12/31/82   48.82%  20.52%  20.40%   55.12%   116.84%  -16.12%  -15.42%   -33.14%  52.62%   12.09%  7.82%
  (f/k/a the ArcaEx Tech
        100 Index)
------------------------------------------------------------------------------------------------------------------------------------

         NASDAQ -           2/1/85    43.06%  42.78%  20.77%   85.48%   102.10%  -36.83%  -32.62%   -37.53%  49.48%   10.75%  1.90%
        100 Index

------------------------------------------------------------------------------------------------------------------------------------

Dow Jones U.S. Technology   1/2/92    43.12%  36.42%  22.91%   70.30%   83.68%   -36.99%  -28.34%   -38.66%  51.04%    1.76%  3.31%
       Sector Index

------------------------------------------------------------------------------------------------------------------------------------

  S&P Tech Select Sector    1/1/98     N/A      N/A     N/A    62.15%   66.69%   -42.04%  -22.76%   -38.27%  39.49%    5.53%  -0.02%
          Index

------------------------------------------------------------------------------------------------------------------------------------

[LINE CHART OMITTED]

                        Annualized Total Rates of Return

                               (at June 30, 2006)

------------------------------------------------------------------------------------------------------------------------------------
                              Inception
          Index                  Date             1 Year               3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------
 NYSE Arca Tech 100 Index      12/31/82            5.66%               12.15%                 1.90%                  14.54%
  (f/k/a the ArcaEx Tech
        100 Index)

------------------------------------------------------------------------------------------------------------------------------------

         NASDAQ -               2/1/85             5.93%                9.82%                -2.71%                   8.99%
        100 Index

------------------------------------------------------------------------------------------------------------------------------------

Dow Jones U.S. Technology       1/2/92             4.23%                8.29%                -4.07%                   6.92%
       Sector Index

------------------------------------------------------------------------------------------------------------------------------------

  S&P Tech Select Sector        1/1/98             2.75%                7.47%                -5.22%                    N/A
          Index

------------------------------------------------------------------------------------------------------------------------------------

Additional Information About the ETF

      Investment Practices and Related Matters

      Principal Types of Investments

      The ETF will primarily invest in the equity securities included in the Index, but will also, to a more limited extent, invest in other securities. Equity securities represent an ownership interest, or right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or liquidation of the issuer. Equity securities in the Index include, but are not limited to, common stocks and American Depository Receipts.

      The other securities not included in the Index, but in which the ETF may invest, include short-term investments, such as warrants, money market instruments, repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act).

      Stock Indexing

      Index funds, such as the ETF, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the Index was made up of the assets of a specific company, the ETF would normally invest 5% of its assets in that company. However, because up to 10% of the ETF's assets may be invested in securities not included in the Index, some variances may exist.

      Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction--up or down--as its target index); and comparatively low cost (index funds generally do not have many of the expenses of an actively-managed fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. However, for this ETF, investors should bear in mind that this final benefit may not hold true. The Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

      The performance of the ETF generally will trail the performance of the Index. This is because the ETF and its investors incur operating costs and expenses that are not shared by the Index and because of differences between the Index and the ETF's portfolio.

      Additionally, when the ETF invests any cash proceeds it receives from investors in equity securities included in the Index, the ETF must pay brokerage commissions, which further reduce the amount invested. As the composition of the Index changes, the ETF must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, the ETF incurs other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the ETF's total return. No such fees affect the total return of the Index.

      Finally, because of liquidity needs and other constraints under which the ETF operates, the ETF generally cannot invest its assets so that they correlate 100% at all times with the equity securities of the Index. Although the ETF may attempt to use options and futures strategies to generate returns on these assets, which replicate the return on the Index, these strategies are imperfect and give rise to additional transaction costs.

      For these reasons, investors should expect that the performance of an index fund will lag that of the index it attempts to replicate. In recognition of this disparity, the ETF compares its gross returns (returns before deducting the ETF's operating expenses) and its net returns (returns before deducting the ETF's operating expenses) to the Index.

      Discontinuation of Licensing Agreement

      If the Index is discontinued or the license agreement with the sponsor of the Index is terminated, the ETF may seek shareholder approval, if necessary, to substitute a different index or to liquidate the ETF if the Trust's Board of Trustees (the "Trustees") deems it to be in the best interest of shareholders.

      Investment Risks

      Many factors affect the ETF's performance. The value of the ETF's portfolio securities, and therefore its NAV, changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The ETF's reaction to these developments will be affected by the types of securities in which the ETF invests; the financial condition, industry and economic sector and geographic location of an issuer; and the ETF's level of investment in the securities of that issuer. Because the Index concentrates in the securities of the technology industry, the ETFs investments will be concentrated in the same way. The ETFs performance, in turn, will depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. When you sell your shares of the ETF they may be more or less valuable than when you paid for them, which means that you could lose money.

      The following factors can significantly affect the ETF's performance:

      Volatility-Market and Objective Risk

      The ETF is subject to market risk, which is the risk that the securities held by the ETF will rise and fall in response to changes in the stock markets generally. Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Also, the technology market sector experiences increases and decreases generally based on the investing public's often changing attitude toward that sector in contrast to the overall stock market. As a result, the ETF's share price is subject to significant volatility.

      Moreover, because the Index is price-weighted, the performance of the Index and the ETF will be more sensitive to price movements in higher-priced securities than in lower-priced securities. For example, a 5% increase or decrease in a higher-priced security will affect the value of the ETF more than a 5% increase or decrease in a lower-priced security. The ETF may experience greater price swings as compared to the stock market generally.

      Issuer-Specific Risks

      Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer and changes in general economic or political conditions can affect a security's or instrument's value, which, depending on the size of the ETF's investment in the security or instrument, can have a significant affect on the ETF. The value of smaller, less well-known issuers can be more volatile than that of larger issuers.

      Risks Related to Investments in Small to Medium Sized Companies

      The Index includes securities of many small- and medium-sized companies, which historically have been more volatile and less liquid than securities of larger companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small- and medium-sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the ETF may increase and decrease more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

      Correlation Risk

      Although the Advisor will attempt to closely correspond the performance of the ETF to that of the Index, there can be no assurance that it will be able to do so in all market conditions. The performance of the ETF and the Index may vary somewhat due to factors such as the index options and futures used by the Advisor to equitize the ETF's cash positions and short-term investments not precisely tracking the performance of the Index; the ETF incurring brokerage commissions and other transaction costs in order to maintain investments that mirror the Index; the ETF incurring advisory and other service fees and operating costs and expenses that reduce the total return of the ETF as compared to that of the Index; and the ETF incurring timing differences in its replication of the Index.

      Industry and Sector Concentration Risks

      Because the ETF structures its investment portfolio to correspond to the composition of the Index, a significant portion of the ETF's investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the ETF will be invested in equity securities within that single sector, and therefore, the ETF is concentrated in the technology sector. The ETF's concentration in any one sector or industry will result only from the composition of the Index, and the ETF will float with the Index with respect to any such concentration.

      The ETF's investments in technology-related companies expose the ETF to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions and rapid technological advances.

      However, the equity securities that are included in the Index comprise a fairly broad range of industries, many, but not all, of which are in the technology sector. The technology sector, as defined by the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International, has seven industries: communications equipment, computers & peripherals, electronic equipment & instruments, office electronics, semiconductors & semiconductor equipment, diversified telecommunications services, and wireless communication services. The ETF's broad industry representation generally helps soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, there may be times when one or more industries may be over-represented on the Index (i.e., greater than 25% of its assets invested in such industries), which will expose the ETF during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time.

      Risks Relating to Fluctuation of Net Asset Value and Share Price

      The NAV of the ETF's shares will generally fluctuate with changes in the market value of the ETF's holdings. The ETF's shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices, which can be the same as, above or below the shares' NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade in the secondary market at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not expect that large discounts or premiums to NAV will exist for extended periods of time. Although a share's market price is expected to approximate its NAV, there is no guarantee that this will be the case and it is possible that the market price and NAV will vary significantly. As a result, you may pay more than the shares' NAV when buying shares in the secondary market and receive less than their NAV when selling those shares. Soon after trading on the secondary market begins, information about the premiums and discounts at which the ETF's shares have traded will be available at www.NYSEArcaETF.com.

      The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid/ask spread charged by any exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Advisor believes that, under normal market conditions, large discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

      Trading and Liquidity Risks

      Although the ETF's shares are listed on NYSE Arca and traded on the NYSE Arca Marketplace, there can be no assurance that an active trading market for shares will develop or be maintained. Trading may be halted, for example, due to market conditions or for reasons that make trading in shares inadvisable. In addition, there can be no assurance that the requirements necessary to maintain the listing of the shares of the ETF will continue to be met or will remain unchanged.

      If the ETF's shares are delisted from NYSE Arca or trading of the shares on the NYSE Arca Marketplace is permanently halted, the Advisor may seek to list the ETF shares on another registered national securities exchange as defined in
Section 2(a)(26) of the 1940 Act, merge the ETF with another exchange-traded fund or traditional mutual fund or liquidate the ETF at NAV.

      Options and Futures

      The ETF may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize its cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper.

      Index Futures and Options. The ETF may purchase or write (sell) call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The ETF will generally use options and futures on the S&P 500 Index, the Nasdaq 100 Index and/or the Nasdaq Composite Index. The ETF may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the ETF's investment objective and otherwise are consistent with its investment program and restrictions.

      Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple.

      An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures transaction, the fund may realize a gain or a loss.

      Risks Associated with Options and Futures. Losses involving index futures contracts and index and stock options can sometimes be substantial, in part because a relatively small price movement in an index or stock option or an index futures contract may result in an immediate and substantial loss or gain for the ETF. The ETF will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, the ETF will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. The aggregate margin and premium requirements to establish positions in options and futures contracts will not exceed 5% of the ETF's total assets.

      Additional risks associated with the intended use by the ETF of index futures contracts and index options include the following:

      (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

      (2) An imperfect correlation between the price movement in the index underlying the futures contract or in the index underlying the option agreement and the price movement in the index which the ETF seeks to match; and

      (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

      The ETF will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the ETF's underlying securities. The ETF will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

      Securities Lending

      As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults.

      Portfolio Holdings

      A description of the ETF's policies and procedures with respect to the disclosure of the ETF portfolio securities are available in the Statement of Additional Information ("SAI") and will be available on the Trust's website at www.NYSEArcaETF.com.

      Fundamental Investment Policies

      The following policy is fundamental, that is, subject to change only by shareholder approval: the ETF seeks to provide a total return, before operating fees or expenses of the ETF are deducted, that closely corresponds to the total return of the Index.

      Shareholder Notice

      The following policy is subject to change only upon 60 days' prior notice to shareholders: the ETF normally invests at least 90% of its assets in the equity securities included in the Index.

      Valuing Shares

      We determine the NAV per share of the ETF daily by adding up the total value of the ETF's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the ETF. The NAV per share is expected to be determined as of 4:00 p.m. Eastern Time on each day that NYSE Arca Marketplace is open for trading.

      For purposes of determining net asset value, we value the ETF's investments using their market quotations when readily available. Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the ETF will invest. When market quotations are not readily available or are unreliable, securities are valued in good faith at their "fair values" in accordance with pricing policies and procedures adopted by the Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. Because the ETF invests substantially all of its assets in the component securities included within the Index, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the ETF would use fair value pricing--for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the ETF calculated its NAV.

Shareholder Information

      General Information

      The Trust was organized as a Delaware statutory trust on July 13, 2005. If shareholders are required to vote on any matters, each share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable laws. For more detailed information, see the SAI.

      Ziegler Capital Management, LLC ("Advisor" or "ZCM") is the primary investment advisor of the ETF. ZCM also serves as primary investment advisor for the North Track Funds, Inc. ("North Track") family of mutual funds. In addition to managing the ETF and the North Track family of mutual funds, ZCM provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, ZCM monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of June 30, 2006, ZCM and its affiliates had approximately $3.2 billion of assets under discretionary management. B.C. Ziegler and Company ("Distributor" or "BCZ"), an affiliate of ZCM, serves as distributor for the ETF, as well as for the North Track family of mutual funds. Both ZCM and BCZ are wholly owned subsidiaries of The Ziegler Companies, Inc. ("Ziegler"), a financial services holding company. ZCM and BCZ are located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

      The Depository Trust Company ("DTC") is a limited trust company and securities depository that facilitates the clearance and settlement of trades for its participating banks and broker-dealers. The Distributor has executed an agreement with DTC for the provision of book-entry and related services described below.

      Buying and Selling Shares

      Purchasing Shares from the ETF in Creation Units

      The criteria and procedures set forth below apply to purchases of Creation Units of ETF shares only. For more detailed information, see the SAI.

      Eligible Investors. To purchase shares directly from the ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in DTC or a broker-dealer or other participant in the clearing process of the CNS of the NSCC and, in each case, must have executed a Participant Agreement with the Distributor. Authorized Participants are generally brokerage firms and other institutional investors. You may also make purchases outside the clearing process through a DTC Participant that has executed an agreement with the Distributor.

      Creation Units. Shares may be purchased directly from the ETF only in blocks of 50,000 shares known as Creation Units. The number of shares in a Creation Unit is generally not expected to change, except in the event of a share split, reverse split or other revaluation. The ETF will not issue fractional Creation Units. The value of one Creation Unit of the ETF, as of August __, 2006 was $1,000,000. For more detailed information, see the SAI.

      Deposit Securities. To purchase shares in Creation Units directly from the ETF, an Authorized Participant must submit a designated basket of securities ("Deposit Securities") to the ETF. Each business day, prior to the opening of trading on the NYSE Arca Marketplace, the Advisor will designate through the NSCC the names and number of shares of each security to be included in that day's basket. The ETF reserves the right to accept a nonconforming basket of securities. For more detailed information, see the SAI.

      Balancing Amount. In addition to the Deposit Securities, an Authorized Participant will either pay to, or receive from, the ETF an amount of cash equal to the difference between NAV of a Creation Unit and the market value of the Deposit Securities ("Balancing Amount"). The Balancing Amount serves to equalize the amount paid for a Creation Unit with the value of the Creation Unit. The Advisor will publish information about the previous day's Balancing Amount daily. The Authorized Participant must also pay a transaction fee in cash for purchases of Creation Units.

      Purchase Orders. Purchase orders will be processed through either a manual clearing process run by the DTC or through an enhanced clearing process available only to those DTC participants that are also participants in the CNS of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged an additional fee. The Distributor must receive purchase orders that comply with the terms of the Participant Agreement and conform with the requirements of DTC (and if applicable the CNS of the NSCC) (each a "Conforming Purchase Order") by no later than 4:00 p.m. Eastern Time, in order to receive that day's closing NAV. As further described in the SAI, all nonconforming orders must be received by the Distributor no later than 3:00 p.m. Eastern Time in order to receive that day's closing NAV.

      Transaction Fees. A fixed transaction fee of $1,000 is applicable to each purchase, regardless of the number of Creation Units purchased. An additional fee of $3,000 will be applied to purchases effected through the manual DTC clearing process and in the limited circumstances specified in the SAI. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is charged to offset the estimated costs associated with issuing Creation Units. In addition, you may incur brokerage commissions and other costs in purchasing the Deposit Securities.

      Redeeming Shares of the ETF in Creation Units

      The redemption process is essentially the reverse of the purchase process. To redeem shares of the ETF, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant, and you must tender shares in Creation Unit-size blocks (50,000 shares) in proper form. Shares of the ETF are not redeemable except when aggregated in Creation Units. The Distributor will provide a list of Authorized Participants upon request. For more detailed information, see the SAI.

      Fund Securities. Redemption proceeds will be paid in-kind with a basket of securities ("Fund Securities"). The Fund Securities you receive will generally be the same as that required to purchase Creation Units on the same day. There will be times, however, when the Deposit Securities and Fund Securities differ. The designated list of securities making up the Fund Securities will be available through the NSCC each business day, prior to the opening of trading on the NYSE Arca Marketplace. The ETF reserves the right to honor a redemption request with a nonconforming basket of securities.

      Cash Redemption Amount. You will either receive from or pay to the ETF a Cash Redemption Amount in cash, depending on whether the NAV of a Creation Unit is higher or lower than the value of the Fund Securities. If you are receiving a Cash Redemption Amount, the amount tendered will be reduced by the amount of the applicable transaction fee.

      Redemption Orders. All redemption orders must be processed through either a manual clearing process run by the DTC or through an enhanced clearing process available only to those DTC participants that are also participants in the CNS of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged an additional fee. The Distributor must receive redemption orders that comply with the terms of the Participant Agreement and conform with the requirements of DTC (and if applicable the CNS of the NSCC) (each a "Conforming Redemption Order") by no later than 4:00 p.m. Eastern Time, in order to receive that day's closing NAV. As further described in the SAI, all nonconforming orders must be received by the Distributor no later than 3:00 p.m. Eastern Time in order to receive that day's closing NAV.

      Transaction Fees. A fixed transaction fee of $1,000 is applicable to each redemption, regardless of the number of Creation Units redeemed. An additional fee of $3,000 will be applied to redemptions effected through the manual DTC clearing process and in the limited circumstances specified in the SAI. Accordingly, the maximum transaction fee charge may be $4,000. The transaction fee is charged to offset the estimated costs associated with redeeming Creation Units. In addition, you may incur brokerage commissions and other costs in purchasing enough shares to make a Creation Unit.

      Buying and Selling Shares in the Secondary Market

      ETF shares are listed on NYSE Arca and traded on the NYSE Arca Marketplace under the ticker symbol "NXT." Shares will trade in the secondary market through a broker. The market price of shares may be more or less than NAV, and you may incur brokerage commissions or additional charges when you buy or sell shares in the secondary market. The conventional trading range of a share of the ETF is expected to be between $20-$300. The ETF reserves the right to adjust the price levels of shares in the future, through, among other things, stock splits or reverse stock splits, to help maintain convenient trading ranges for investors.

      The market price of shares may be affected by market forces of supply and demand, economic conditions and other factors. NYSE Arca Marketplace through NYSE Arca intends to disseminate every fifteen seconds a calculation of the Indicative Optimized Portfolio Value, which is the sum of the current value of the Deposit Securities and the estimated Balancing Amount effective through and including the previous day. This approximate value should not be viewed as a "real-time" update of NAV per share of the ETF, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. Neither the ETF nor the Trust is involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as their accuracy.

      Book Entry

      Shares of the ETF are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the ETF and is recognized as the owner of all shares. The Distributor will not have any record of your ownership.

      Investors owning shares of the ETF are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

      Your broker will provide you with account statements, confirmations of your purchases and sales and tax information. Your broker will also be responsible for distributing income and capital gains distributions and for sending you shareholder reports and other information as may be required.

      Market Timing

      The Trustees have not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Creation Units because the ETF is designed to offer investors an equity investment that can be bought and sold frequently in the secondary market without adversely affecting the ETF; because the ETF generally sells and redeems Creation Units in-kind; and because the ETF imposes sizable transaction fees to off-set the negative effect of frequent purchases and redemptions. As noted above, the shares of the ETF are listed on NYSE Arca and traded on the NYSE Arca Marketplace, which allows retail investors to purchase and sell individual shares among themselves at market prices throughout the trading day, similar to other publicly traded securities, without affecting the ETF. The ETF sells and redeems its shares at NAV only in Creation Unit-size blocks (50,000 shares) pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of the ETF's portfolio and a specified amount of cash. Such in-kind purchases and redemptions should limit an investor's ability to profit from short-term trading at the ETF's expense. Finally, the ETF imposes a transaction fee on Creation Unit transactions that is designed to offset the ETF's transfer and other transaction costs associated with the issuance and redemption of the Creation Units. Despite the Trustees' determination that no market timing policy is necessary, the ETF reserves the right to reject any purchase or redemption transactions at any time.

      Cautionary Notes

      Note to Investment Companies. For purposes of the 1940 Act, shares are issued by the ETF, and the acquisition of shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

      Note to Authorized Participants Regarding Continuous Offering. Certain legal risks may exist that are unique to Authorized Participants purchasing Creation Units directly from the ETF. Because new Creation Units may be issued on an ongoing basis, at any point a distribution, as such term is used in the Securities Act of 1933 (the "Securities Act"), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.

      For example, you may be deemed a statutory underwriter if you purchase Creation Units from the ETF, break them down into individual ETF shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new ETF shares with an active selling effort involving solicitation of secondary market demand for ETF shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

      Dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

      Notes to Authorized Participants. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

      You may be asked to provide additional information in order for the Trust to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

      Dividends and Capital Gains Distributions

      The ETF earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends. The ETF also realizes capital gains from its investments and distributes these gains (less any losses) as capital gains distributions. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.

      The ETF normally declares and pays dividends, if any, annually. Capital gains distributions, if any, for the ETF will normally be declared annually and paid within 60 days after the end of the fiscal year.

      Tax Consequences

      As with any investment, your investment in the ETF could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider the tax related consequences of your investment. The following is a summary of some important tax issues that affect the ETF and its shareholders. You should not consider this summary to be a detailed explanation of the tax treatment of the ETF or the tax consequence of an investment in the ETF. You should consult your own tax adviser for more information and specific advice.

      Tax Status of the ETF

      The ETF is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the ETF qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

      The ETF is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

      Taxes on Distributions

      Distributions investors receive are subject to federal income tax and may also be subject to state or local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in ETF shares.

      For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to investors as ordinary income or qualified dividend income, while certain distributions, including distributions of long-term capital gains, are taxable to investors generally as capital gains. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the ETF receives qualified dividend income and subject to certain limitations. Any long-term capital gains distributions you receive from the ETF are taxable as long-term capital gains regardless of how long you have owned your shares. Long-terms capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the ETF from U.S. corporations, subject to certain limitations.

      Any taxable distributions investors receive will normally be taxable to them when they receive them. Distributions paid in January, but declared in the previous year, may be taxable to you in the previous year.

      If investors buy shares when the ETF has realized but not yet distributed income or capital gains, they will be buying a dividend by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

      Tax Status of Share Transactions

      Currently, any capital gains or loss upon a sale of ETF shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of ETF shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

      The amount of the gain or loss is measured by the difference between the sales price of the shares sold and the tax basis of the shares sold. You should consult with your tax adviser regarding how you calculate the basis in your shares and the special methods for determining basis that apply to shares held in a custodial account. Long-term capital gains are currently taxed at the rate of 15%. Short-term capital gains are subject to tax at the ordinary income rates which may be as high as 35%.

      You should also consult with your tax adviser regarding the "wash sale" rules and other rules that may limit the amount and the character of any loss that you may deduct. You should consult with your tax adviser regarding the state and local tax consequences of a sale of shares.

      Taxes on Creations and Redemptions of Creation Units

      A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time and the purchaser's aggregate basis in the Deposit Securities and any Balancing Amount. A person who redeems Creation Units and receives securities in-kind from the ETF will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units and the aggregate market value of the Fund Securities and any Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or the exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser on these matters.

ETF Services

      ETF Management

      Ziegler Capital Management, LLC is the ETF's Advisor. The address of ZCM is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. As of June 30, 2006, ZCM and its affiliates had approximately $3.2 billion in discretionary assets under management. As Advisor, ZCM makes investment decisions for the assets of the ETF and continuously reviews, supervises and administers the ETF's investment programs. The Trustees of the Trust supervise ZCM and establish policies that ZCM must follow in its day-to-day management activities. The ETF pays a management fee to ZCM. The management fee is calculated and paid to ZCM every month. The ETF's annual management fee rate is 0.30% on the first $250 million in average daily net assets; 0.25% on the next $250 million in average daily net assets; 0.20% on the next $500 million in average daily net assets; and 0.15% on average daily net assets in excess of $1 billion. ZCM has contractually agreed to reduce its advisory fees and reimburse the ETF for any service provider fees until August __, 2007, to the extent necessary to maintain the ETF's net annual operating expenses at a ratio of 0.50% of average daily net assets. ZCM retains the ability to be repaid by the ETF prior to that date if expenses fall below the specified limit. In other words, if the ETF's "Net Annual Operating Expenses" are less than 0.50% of average daily net assets during such period, the Advisor may recoup any reduction of advisory fees or service provider fees reimbursed so that the expense ratio is 0.50%, but does not exceed 0.50%. This arrangement can decrease the ETF's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the ETF will be available in the ETF's Annual Report to Shareholders for the period ended October 31, 2006.

      ZCM bears all of its own costs associated with providing advisory services and the expenses of the Trustees that are affiliated with ZCM.

      Portfolio Managers

      The ETF is managed by a team of investment professionals with equities experience who are employed by the Advisor. The team jointly develops and implements investment strategies for the ETF. The team currently consists of Donald J. Nesbitt and Brian K. Andrew and is currently led by Donald J. Nesbitt.

      Donald J. Nesbitt, CFA. Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined B.C. Ziegler and Company in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

      Brian K. Andrew, CFA. Brian K. Andrew is ZCM's President and a Director, and is the Chief Investment Officer and a Senior Managing Director serving on The Ziegler Companies, Inc. Management Committee. Mr. Andrew has been a portfolio manager of the North Track Funds since 1994. He is also a member of ZCM's Equity and Fixed Income Committees. Prior to joining B.C. Ziegler and Company in 1994, he worked as an analyst and portfolio manager for bank trust and investment advisory firms and was a managing director and partner in a private investment advisory firm. Mr. Andrew received a BS in finance from the University of Minnesota. He has also achieved his Chartered Financial Analyst designation.

      Additional Portfolio Manager Information. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of ETF shares.

      ETF Distribution

      B.C. Ziegler and Company will distribute the ETF's shares in Creation Units. The ETF has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the ETF is authorized to pay BCZ a monthly 12b-1 (distribution) fee to cover the costs incurred for distributing, including marketing, promotion and advertising costs. The ETF may pay this 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time.

      Currently, under the 12b-1 plan, Archipelago, as Marketing Agent, will be reimbursed for all branding, marketing and advertising expenses it incurs in an amount not to exceed an annual rate of 0.08% of the ETF's average daily net assets. Archipelago will waive its right to these fees until the sooner to occur of: (a) the ETF's assets reaching $60 million or (b) 365 days after the date on which the ETF commences trading. BCZ, as Distributor, will not retain any 12b-1 fees for distributing the shares of the ETF. At this point, no other 12b-1 fees are anticipated.

      In the future, a portion of the 12b-1 fee may be used to reimburse other service providers for the costs of distributing the shares of the ETF, including marketing, promotion and advertising costs. The 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of shareholders to do so and with shareholder approval.

      Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

      BCZ may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the ETF or that perform recordkeeping or other services with respect to shareholder accounts. Under these arrangements, the broker-dealer may allow ETF participation at its conferences, may provide the ETF with access to the broker-dealer's branch offices and investment consultants, may give the ETF some prominence and special recognition, may include information about the ETF on the broker-dealer's website and may participate in conferences and meetings sponsored by the ETF. The payments that BCZ may make to these broker-dealers are usually, but need not be, based on sales that these broker-dealers generate or the aggregate value of accounts in the ETF for which these broker-dealers are responsible, or may include a flat fee, and the amounts can vary from firm to firm. The amounts may also be affected by, among other things, levels of redemptions, participation in marketing efforts and programs and fulfillment of various duties and obligations. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by BCZ from time to time.

      No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the ETF or BCZ. This prospectus and the related SAI do not constitute an offer by the ETF or by BCZ to sell shares of the ETF to or to buy shares of the ETF from any person to whom it is unlawful to make such offer.

      Administrator, Transfer Agent, Accounting/Pricing Agent and Custodian

      JPMorgan Chase Bank, N.A., located at 3 ChaseMetroTech Center, Brooklyn, New York 11245, will serve as the ETF's Transfer and Index Receipt Agent and Custodian. J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, will serve as the ETF's Administrator and Accounting/Pricing Agent.

      Additional Information

      Privacy: A Fundamental Concern

      The Trust is committed to protecting your privacy. We understand that as an ETF investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you that we make it a priority to protect your information.

      We do not sell client information to anyone.

      Your Personal Information

      When you purchase shares or inquire about a transaction with the ETF, you typically provide us with certain personal information. This information may include:

      o     Name and address

      o     Social Security or taxpayer identification number

      o     Beneficiary information

      o     Bank account information

      o     Investments at other institutions

      Our Commitment to Your Privacy

      We do not sell information that we possess about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request, to service an account or to verify your true identity. For example, we may share information with companies that perform services on our behalf. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

      In order to protect your personal information, the Trust maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

      If you have any questions regarding our privacy policy, please feel free to call the Trust at 1-800-798-TECH (8324).

      Delivery of Documents to Shareholders

      Householding

      The Trust may deliver a single annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

      Electronic Delivery

      The Trust may be able to deliver prospectuses and shareholder documents electronically to persons who have consented to such delivery and provided their e-mail addresses. If able, the Trust will deliver prospectuses and shareholder documents electronically by sending consenting persons an e-mail message informing them that the prospectus or shareholder document has been posted and is available on the Trust's website (www.NYSEArcaETF.com ) and providing a hypertext link to the document. The electronic versions of the prospectus or shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

      Consent

      If you would like to assist the Trust in controlling its printing and mailing costs, you may indicate your consent to householding and/or electronic delivery of prospectuses or shareholder documents by registering on the Trust's website (www.NYSEArcaETF.com ) or by calling the Trust at 1-800-798-TECH (8324). For electronic delivery of prospectuses or shareholder documents, please make sure to include your e-mail address.

      You may revoke your consent to householding or electronic delivery of prospectuses or shareholder documents at any time by calling the Trust at 1-800-798-TECH (8324) or by writing to the Trust at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. If you chose to revoke your consent, the Trust will begin to send separate copies to you within 30 days after we receive you revocation.

      Please note that generally the Trust, Authorized Participants, DTC Participants or other related parties are not required to deliver this Prospectus to shareholders purchasing shares of the ETF on the secondary market, but such shareholders can request this Prospectus by calling the Trust at 1-800-798-TECH (8324). Nothing in this Prospectus shall impose such a Prospectus delivery obligation upon the Trust, Authorized Participants, DTC Participants or other related parties.

      Financial Highlights

      Financial highlights are not available for the ETF because it is first commencing operations on the date of this Prospectus.

      If you have any inquires about the ETF or Trust or would like more information, including a free copy of the ETF's Statement of Additional Information ("SAI") you may call or write the Trust at:

      The Exchange Traded Trust NYSE Arca Tech 100 ETF
      250 East Wisconsin Avenue
      Suite 2000
      Milwaukee, Wisconsin 53202
      1-800-798-TECH (8324)

      The SAI, which contains more information on the ETF, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. Additional information about the ETF's investments is available in the ETF's annual and semi-annual reports to shareholders. In the ETF's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ETF's performance during its last fiscal year.

      The ETF's SAI, annual and semi-annual reports, are available, free of charge, on the Trust's website (www.NYSEArcaETF.com ), or you can view this document, along with other related documents, on the SEC's Internet website (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Exchange Traded Trust         Administrator and Accounting/Pricing Agent
250 East Wisconsin Avenue         J.P. Morgan Investor Services Co.
Suite 2000                        73 Tremont Street
Milwaukee, Wisconsin 53202        Boston, MA 02108

                                  Transfer Agent and Custodian
Investment Advisor                JPMorgan Chase Bank, N.A.,
Ziegler Capital Management, LLC   3 ChaseMetroTech Center,
250 East Wisconsin Avenue         Brooklyn, New York 11245
Suite 2000
Milwaukee, Wisconsin 53202        Counsel
                                  Quarles & Brady LLP
                                  411 East Wisconsin Avenue
Distributor                       Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue         Independent Registered Public Accounting Firm
Suite 2000                        Deloitte & Touche, LLP
Milwaukee, Wisconsin 53202        111 South Wacker Drive
                                  Chicago, Illinois 60606

                   Investment Company Act File No. 811-21827.

                             NYSE ARCA TECH 100 ETF

                    A Portfolio of The Exchange Traded Trust
                            250 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August __, 2006

      The Exchange Traded Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the Trust's only existing portfolio, the NYSE Arca Tech 100 ETF (the "ETF").

      This SAI is not a prospectus. It should be read in conjunction with the ETF's Prospectus, dated August __, 2006 (the "Prospectus"). To obtain, without charge, copies of the ETF's Prospectus please call 1-800-798-TECH (8324). This SAI provides details about the ETF that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings ascribed to them in the Prospectus. Other than references to information included in the ETF's Prospectus, no information has been incorporated by reference into this SAI.






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. IN ADDITION, THE OFFERING OF SECURITIES IS CONTINGENT UPON APPROVAL OF AN EXEMPTIVE APPLICATION CURRENTLY PENDING BEFORE THE SECURITIES AND EXCHANGE COMMISSION, WHICH APPROVAL MAY NOT BE GRANTED.

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION ABOUT THE TRUST AND THE ETF................................3

INVESTMENT POLICIES AND STRATEGIES.............................................3

INVESTMENT RESTRICTIONS.......................................................16

EXCHANGE-TRADED FUND RISKS....................................................18

DESCRIPTION OF THE NYSE ARCA TECH 100 INDEX...................................20

PORTFOLIO TRANSACTIONS .......................................................24

VALUATION.....................................................................26

BUYING AND SELLING INFORMATION................................................27

MANAGEMENT OF THE TRUST ......................................................36

INVESTMENT ADVISORY SERVICES..................................................41

PORTFOLIO MANAGEMENT..........................................................41

DISTRIBUTION SERVICES.........................................................43

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING/PRICING AGENT AND
     CUSTODIAN AGREEMENTS.....................................................46

PROXY VOTING GUIDELINES ......................................................46

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................47

CONTROL PERSONS AND PRINCIPAL HOLDERS OF ETF SHARES...........................50

OTHER INFORMATION.............................................................50

INDEX PROVIDER................................................................54

COUNSEL.......................................................................54

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................54

FINANCIAL STATEMENTS..........................................................54


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                   GENERAL INFORMATION ABOUT THE TRUST AND ETF

      The Exchange Traded Trust, a diversified, open-end management investment company (the "Trust"), was organized as a Delaware statutory trust on July 13, 2005. Currently the Trust has one existing portfolio, the NYSE Arca Tech 100 ETF (the "ETF"). Additional portfolios of the Trust and/or classes of shares may be created from time to time. The ETF has its own assets and liabilities. All payments received by the Trust for shares of the ETF belong to the ETF. Each additional portfolio of the Trust will have its own assets and liabilities, and any payments received by the Trust for shares of such portfolio will belong to such portfolio.

      The ETF is an exchange-traded fund that seeks to provide investment results that closely correspond to the performance of the NYSE Arca Tech 100 Index(SM) (the "Index"), a price-weighted index comprised of stocks and American Depository Receipts ("ADRs") of companies listed on NYSE Arca, Inc. ("NYSE Arca"(SM)), The American Stock Exchange ("AMEX"), the New York Stock Exchange, Inc. ("NYSE") or The Nasdaq Stock Market, Inc. ("Nasdaq"). The ETF issues and redeems shares on a continuous basis at net asset value ("NAV") in aggregations of a specific number of shares called "Creation Units." Creation Units generally are issued in exchange for a basket of securities included in the ETF's Index ("Portfolio Securities"), together with the deposit of a specific cash payment. Shares of the ETF are also listed on NYSE Arca, a wholly owned subsidiary of Archipelago Holdings, Inc. ("Archipelago"), and traded on NYSE Arca, L.L.C. (the "NYSE Arca Marketplace"(R)). Shares will trade on the NYSE Arca Marketplace at market prices that may be below, at or above the NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally only in exchange for portfolio securities and a specified cash payment. A Creation Unit of the ETF consists of a block of 50,000 shares. Retail investors, therefore, generally will not be able to purchase or redeem shares directly with or from the ETF. Instead, most retail investors will buy and sell shares in the secondary market through a broker.

      While the Trust contemplates selling and redeeming Creation Units solely in in-kind transactions (exchanging Creation Units for a basket of designated securities), the Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units, whereby purchases and redemptions would be made solely in cash in lieu of a basket of designated securities. In addition, Creation Units may be issued in advance of receipt of Portfolio Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Portfolio Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. See the "Buying and Selling Information" section for detailed information.

                       INVESTMENT POLICIES AND STRATEGIES

      The ETF's investment objective is to provide a return, before operating fees or expenses of the ETF are deducted, that closely corresponds to the return of the Index. Additional information concerning the ETF's investment objective and principal investment strategies is contained in the Prospectus.


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

         The ETF seeks to achieve its objective by investing in the equity securities that comprise the Index. The ETF will use a "replication" strategy to try to track the Index. "Replication" refers to investing in substantially all of the securities in the Index in approximately the same proportions as in the Index.

         The following policies and strategies supplement those set forth in the Prospectus and should be read in conjunction with the Prospectus. The investment policies and strategies of the ETF discussed below and in the Prospectus may be used by the ETF if, in the opinion of the ETF's investment advisor, Ziegler Capital Management, LLC (the "Advisor"), these policies and strategies will be advantageous to the ETF. These policies and strategies are not fundamental and may be changed without shareholder approval. There is no assurance that any of these policies or strategies will result in the achievement of the ETF's objectives.

         Unless otherwise noted, whenever an investment policy or strategy states a maximum percentage of the ETF's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the ETF's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the ETF's investment policies and limitations.

         Options.

         To the extent consistent with its investment objectives, the ETF may employ options strategies with respect to uncommitted cash in order to enhance return.

         The ETF may buy or sell put and call options on the Nasdaq 100 Index, the Nasdaq Composite Index, the S&P 100 Index and other indices that the Advisor deems suitable, and the ETF may buy or sell put and call options on exchange-traded funds that track such indices. In addition, when appropriate, the ETF may buy or sell put and call options on the individual securities in such indices.

         A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by the ETF exposes the ETF during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

         A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the ETF in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

         An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller
(call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

         A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the cash value of the index at any time during the option.

         A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

         Whenever the ETF does not own securities underlying an open option position sufficient to cover the position, or whenever the ETF has written
(sold) a put, the ETF will maintain in a segregated account with its custodian, or otherwise cause the custodian to "ear-mark" or note on its books, cash and/or other liquid securities or assets in an amount sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the ETF from the risk of a decline in the value of a security below the exercise price of the option. The ETF may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

         Futures.

         The ETF may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The ETF may use futures on the Nasdaq 100 Index, the Nasdaq Composite Index, the S&P 500 Index and other indices the Advisor deems suitable.

         A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.


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

         Futures contracts covering the indices in which the ETF may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The ETF also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Trustees, such futures contracts are appropriate instruments to help the ETF achieve its objective.

         The ETF generally will limit its use of futures contracts to hedging transactions and to equitize cash assets. The ETF may also, to a limited extent, buy or sell futures contracts on individual stocks that are otherwise eligible for investment by the ETF. The ETF will generally use these single stock futures in order to enhance return, reduce tracking error between the ETF's performance and that of its Index or as part of a strategy of harvesting capital losses. The ETF will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The ETF intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator."

         When a purchase or sale of a futures contract is made by the ETF, it is required to deposit with the custodian (or broker, if legally permitted) a specified amount of cash or Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the ETF upon termination of the contract, assuming all contractual obligations have been satisfied. The ETF expects to earn interest income on its initial margin deposits. A futures contract held by the ETF will be valued daily at the official settlement price of the exchange on which it is traded. Each day the ETF will pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the ETF, but is instead a settlement between the ETF and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the ETF will mark-to-market all of its open futures positions.

         While the ETF maintains an open futures position, it must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the ETF's exposure on the position (less the amount of the margin deposit associated with the position). The ETF's exposure on a futures contract is equal to the amount paid for the contract by the ETF.

         Futures contracts in which the ETF may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index or stock, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the ETF would realize a gain, or if it is more, the ETF would realize a loss. Conversely, if an offsetting sale price is more than the original purchase price, the ETF would realize a gain, or if it is less, the ETF would realize a loss. The transaction costs must also be included in these calculations.


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

         There are several risks associated with the use of futures contracts in the manner intended by the ETF. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the ETF seeks to close out a futures position and the ETF would continue to be required to meet margin requirements until the position is closed.

         To minimize such risks, the ETF will not enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the ETF would exceed 5% of the ETF's total assets. Additionally, the ETF may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the ETF's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the ETF has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         Options on Futures Contracts.

         The ETF may buy or sell put and call an option on a futures contract (a "futures option"). A futures option conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

         If the ETF takes the position of a writer of a futures option, it will be required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. The ETF will only enter into futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         There are several risks with the use of futures options. The risk of loss in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in pricing and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the ETF would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the ETF has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so.

         The ETF could suffer losses if it is unable to close out a futures option because of an illiquid secondary market. Futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

         The ETF will bear the risk that its Advisor will incorrectly predict future market trends. If the Advisor attempts to use a futures option as a hedge against, or as a substitute for, a portfolio investment, the ETF will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the ETF. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

         Taxation of Options and Futures.

         If the ETF exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by the ETF is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.


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

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should the ETF ever deliver securities under a futures contract (which is not expected to occur), the ETF will realize a capital gain or loss on those securities.

         For federal income tax purposes, the ETF generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark-to-market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options, which are intended to hedge against a change in the value of securities held by the ETF, may affect the holding period of the hedged securities. The taxation of single stock futures contracts differs from the taxation of options and futures contracts on an index. Holders of single stock futures contracts are not subject to the mark-to-market rules and are not entitled to treat 60% of the gain as long-term capital gain. Instead, gain or loss from the sale, exchange or termination of a single stock futures contract will generally be treated as capital gain or loss and will be short-term or long-term depending upon the holding period of the futures contract. However, a holder of a short position in a single stock futures contract must treat the gain or loss on the sale, exchange or termination of the contract as short-term capital gain or loss. Transactions involving single stock futures contracts may also give rise to issues under the wash sale rules and straddle rules.

         The ETF distributes to shareholders annually any net capital gains, which have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the ETF's other investments and shareholders are advised of the nature of the payments.

         Lending of ETF Securities.

         In order to generate income, the ETF may lend its portfolio securities to brokers, dealers and other institutional investors, provided the ETF receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the ETF could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the ETF could lose money. For the purposes of this policy, the ETF considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the ETF to be the equivalent of cash. During the term of the loan, the ETF is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The ETF also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the ETF may return to the borrower, and/or a third party which is unaffiliated with the Trust and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.


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

         When lending, the ETF does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the ETF could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the ETF seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. In addition, the ETF will bear the risk of loss of any cash collateral that it invests. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the ETF lends its securities.

         To minimize the foregoing risks, the ETF's securities lending practices are subject to the following conditions and restrictions: (1) the ETF may not make such loans in excess of 33% of the value of its total assets; (2) the ETF must maintain cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the ETF must have the right to terminate the loan at any time; (5) the ETF must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; (6) the ETF may only pay reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the ETF's administrator and the custodian); and (7) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the ETF must terminate the loan and regain the right to vote the securities.

         Short-Term Investments.

         The ETF may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the ETF to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, the ETF will invest less than 10% of its total assets in short-term investments, although the Advisor has discretion to increase the ETF's cash position without limit for temporary defensive purposes. This investment limitation does not apply to the ETF's investments of cash collateral received from securities lending activity.

         Government Securities. The ETF may acquire Government Securities. A discussion of Government Securities is included under the caption "Investment Policies and Strategies- Government Securities" below.

         Commercial Paper, Short-Term Notes, Variable Rate Demand Notes, Repurchase Agreements and Other Corporate Obligations. The ETF may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the ETF may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

         The ETF also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the ETF may demand payment of principal and accrued interest at any time. The investment policies of the ETF permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the three highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

         The ETF also may invest in repurchase agreements as short-term instruments. See "Investment Policies and Strategies - Repurchase Agreements" below.

         Money Market Funds. The ETF may invest in money market mutual funds. An investment by the ETF in a money market mutual fund may cause the ETF to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the Investment Company Act of 1940 Act, as amended (the "1940 Act") and by applicable investment restrictions. See "Investment Policies and Strategies - Investing in Other Investment Companies" below.

         Short Sales "Against-the-Box."

         The ETF may make short sales of securities or maintain a short position, provided that at all times when a short position is open the ETF owns an equal amount of such securities of the same issue as the securities sold short. The ETF may not engage in a short sale if the transaction would result in more than 10% of the ETF's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." The ETF might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

         Repurchase Agreements.

         The ETF may, from time to time, enter into repurchase agreements. Repurchase agreements involve the sale of securities to the ETF with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The ETF may enter into repurchase agreements with broker-dealers and with banks. At the time the ETF enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The ETF will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

         In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the ETF could experience losses that include: (1) possible decline in the value of the underlying security during the period that the ETF seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the ETF in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor will invest in repurchase agreements only when they determine that the ETF should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisor does not currently intend to invest the assets of the ETF in repurchase agreements if, after doing so, more than 5% of the ETF's net assets would be invested in repurchase agreements. This limitation does not apply to the ETF's investments in repurchase agreements of the cash collateral received from the ETF's securities lending activity.

         Depository Receipts.

         Depository receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." The ETF may invest in ADRs, for which the depository is typically a U.S. financial institution and the underlying securities are issued by foreign issuers. ADRs may be listed on a national securities exchange or may trade on an over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. Although generally tempered to some extent, ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

         Investments in Other Investment Companies.

         While the ETF does not anticipate doing so, the ETF may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. The ETF, therefore, may invest in the securities of another investment company (the "acquired company") provided that the ETF, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the ETF; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the ETF) having an aggregate value in excess of 10% of the value of the total assets of the ETF. Notwithstanding the foregoing, the ETF may enter into "cash sweep arrangements" and invest its cash in money market funds in excess of the foregoing statutory limits to the extent permitted by Section 12(d)(1) of the 1940 Act and the SEC rules and regulations promulgated thereunder.

         If the ETF invests in and, thus, is a shareholder of another investment company, the ETF's shareholders will indirectly bear the ETF's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ETF to the ETF's own investment adviser and the other expenses that the ETF bears directly in connection with the ETF's own operations.

         Swap agreements.

         The ETF may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most of swap agreements that the ETF would enter into would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the ETF's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

         The ETF's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ETF) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the ETF's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ETF's illiquid investment limitations. The ETF will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy. The ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

         The ETF may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ETF the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ETF will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ETF on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ETF on the notional amount.

         Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ETF receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

         Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the ETF is contractually obligated to make. If the other party to a swap agreement defaults, the ETF's risk of loss consists of the net amount of payments that the ETF is contractually entitled to receive, if any. The net amount of the excess, if any, of the ETF's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the ETF's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ETF and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the ETF's borrowing restrictions.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of ETF transactions in swap agreements.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         When-Issued and Delayed Delivery Transactions.

         The ETF, from time to time, may purchase or sell securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the ETF at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time the ETF would enter into a binding obligation to purchase securities on a when-issued basis, liquid assets of the ETF having a value at least as great as the purchase price of the securities to be purchased would be identified on the books of the ETF and held by the ETF's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

         The ETF will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the ETF reserves the right to sell the securities before the settlement date if it is deemed advisable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. The ETF currently does not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the ETF's net assets would consist of when-issued securities.

         Warrants.

         The ETF may invest in Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do no necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercise prior to its expiration date. These factors can make warrants more speculative than other types of investments.

         Government Securities.

         Although not included in the Index, the ETF may, in certain circumstances, acquire U.S. Government securities ("Government Securities"), including direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

         Industry Concentration.

         The ETF will invest substantially all of its assets in companies included in the Index, the greatest component of which consists of companies in the technology sector. Accordingly, the ETF is subject to the risks associated with the technology sector. The ETF is also subject to the risks associated with specific industry groups in the Index. Moreover, because the composition of the companies in the Index, and thereby the industries represented in the Index, may change from time to time, there may be periods in which the companies in a particular industry constitute more than 25% of the Index. Given its investment objectives and principal strategies, the ETF will not take any action to avoid such concentration. As a result, a relatively high percentage (i.e., more than 25%) of the ETF's assets may be concentrated from time to time in stocks of issuers within a single industry or group of related industries. Such issuers may be subject to the same economic trends. Securities held by the ETF may therefore be more susceptible to any single economic, political, regulatory, industry-specific or sector-specific occurrence, especially those affecting companies that are reliant on technology, than the portfolio securities of many other investment companies. The ETF's concentration in any one sector or industry will result only from the composition of the Index, and the ETF will float with the Index with respect to any such concentration.

         Tracking Error.

         The following factors may affect the ability of the ETF to achieve correlation with the performance of the Index: (1) ETF expenses, including brokerage (which may be increased by high portfolio turnover); (2) the ETF holding less than all of the securities in the Index and/or securities not included in the Index being held by the ETF; (3) an imperfect correlation between the performance of instruments held by the ETF, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the ETF holding instruments traded in a market that has become illiquid or disrupted; (6) ETF share prices being rounded to the nearest cent;
(7) changes to the Index that are not disseminated in advance; or (8) the need to conform the ETF's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

                             INVESTMENT RESTRICTIONS

         The ETF's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the ETF. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. However, except for the fundamental investment limitations and other limitations on borrowing and investments in illiquid securities listed below, the investment policies and limitations described in this SAI and the Prospectus are not fundamental and may be changed without shareholder approval.

         Unless otherwise noted, whenever an investment restriction states a maximum percentage of the ETF's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the ETF's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the ETF's investment restrictions.

         The following are the ETF's fundamental investment limitations set forth in their entirety.

         In accordance with the 1940 Act, the ETF must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities, and for purposes of this calculation, securities of a single issuer that comprise more than 5% of the ETF's assets or that constitute more than 10% of the issuer's voting securities may not be included.

         In addition, the ETF may not:

         (1) Borrow money or property except for temporary or emergency purposes. If the ETF ever should borrow money it would only borrow from banks and in an amount not exceeding 5% of the market value of its total assets (not including the amount borrowed). The ETF will not pledge more than 15% of its net assets to secure such borrowings. In the event the ETF's borrowing exceeds 5% of the market value of its total assets, the ETF will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (2) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (3) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "Securities Act") upon the disposition of certain securities.

         (4) Issue senior securities.

         (5) Purchase a security if, as a result, more than 10% of the value of the ETF's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (6) Invest in commodities, but the ETF may invest in financial futures contracts and options.

         (7) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the ETF may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

         (8) Buy or sell real estate, real estate limited partnerships, or oil and gas interests or leases, but the ETF may invest in real estate investment trusts.

         With respect to fundamental restriction (2) above, the ETF may lend in the aggregate up to one-third (1/3) of its total assets. See "INVESTMENT POLICIES AND STRATEGIES--Lending of ETF Securities" above.

         With respect to fundamental investment restriction (5) above, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Trustees. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisors as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Trustees would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the ETF back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the ETF would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Trustees, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the ETF to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the ETF to employ special pricing procedures. Because the stocks acquired by the ETF are listed on a U.S. exchange, the ETF does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

                           EXCHANGE-TRADED FUND RISKS

         Continuous Offering.

         The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the ETF on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act.

         For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with B.C. Ziegler and Company, the ETF's distributor (the "Distributor" or "B.C. Ziegler"), breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

         Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an Equity Permit holder ("EP holder"), or a market maker for the NYSE Arca Marketplace, in connection with a sale on the NYSE Arca Marketplace is satisfied by the fact that the Prospectus is available at www.NYSEArcaETF.com or from the NYSE Arca Marketplace, upon request. The Prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

         Listing and Trading.

         A discussion of exchange listing and trading matters associated with an investment in the ETF is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

         The shares of the ETF are listed on NYSE Arca and traded on the NYSE Arca Marketplace. The shares trade on the NYSE Arca Marketplace at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the ETF's shares will continue to be met.

         NYSE Arca would consider suspension of trading in or removal from listing of the ETF if (1) following the initial 12-month period beginning upon the commencement of trading of ETF shares of such ETF, there are fewer than 50 beneficial holders of the ETF for 30 or more consecutive trading days; (2) the value of the Index or portfolio of securities on which the ETF is based is no longer calculated or available; or (3) such other event shall occur or condition exists which in the opinion of NYSE Arca or the NYSE Arca Marketplace makes further dealings inadvisable. NYSE Arca will remove the shares of the ETF from listing and the NYSE Arca Marketplace will remove the shares of the ETF from trading upon termination of the ETF.

         As in the case of other publicly-traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no affect on the net assets of the ETF.

         The principal trading markets for securities in the Index can be expected to be on the NYSE, the American Stock Exchange, the Nasdaq, and the NYSE Arca Marketplace. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that such a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the ETF's shares will be adversely affected if trading markets for the ETF's portfolio securities are limited or absent, or if bid/ask spreads are wide.

                   DESCRIPTION OF THE NYSE ARCA TECH 100 INDEX

         Index Description.

         The NYSE Arca Tech 100 Index is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on US exchanges. Companies from different industries that produce or deploy innovative technologies to conduct their business are considered for inclusion. Leading companies are selected from several industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, media, aerospace & defense, health care equipment, and biotechnology.

         Modeled as a multi-industry technology index, the objective of the Index is to provide a benchmark for measuring the performance of technology-related companies operating across a broad spectrum of industries.

         The Index components are selected at the discretion of the Selection and Oversight Committee from the investable universe of securities that meet the pre-determined eligibility criteria. In administering the Index, the Selection and Oversight Committee will exercise reasonable discretion as it deems appropriate.

         Index Composition.

         The NYSE Arca Tech 100 Index is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. Companies from different industries that produce or deploy innovative technologies to conduct their business are considered for inclusion. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 Index is to provide a benchmark for measuring the performance of technology-related companies operating across a broad spectrum of industries. The Index contains 100 securities, and was established in 1982. A description of the Index and constituents that make up the Index can be found at NYSE Arca's website at http://www.arcaex.com/marketdata/market_arcatech100.asp.

         The Index is a price-weighted index of 100 technology related securities listed on the NYSE(R), NYSE Arca(SM), AMEX(R) or Nasdaq(R) markets. A price-weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. The Index is currently calculated by Dow Jones & Company, Inc.

         The Index value is the quotient of the sum of last sale prices for all component issues (as reflected by the primary listed exchange) and a specified Divisor. The Divisor is initially specified and then adjusted periodically to reflect stock splits or stock dividends. The value of the Index is calculated based upon the formula set forth below.

                         NYSE Arca Tech 100 Index = (sigma) Pi
                                                    ------------
                                                          D
                     where D= Divisor and Pi= security price

         Divisor Changes are calculated as follows:

           New Divisor = Old Divisor x ((Sum of New Prices)/(Sum of Old Prices))

         Selection of Index Component Securities

         The Index consists of companies, excluding IPOs, that are selected from different industries and that produce or deploy innovative technologies to conduct their business. The Index Provider's Selection and Oversight Committee considers the following guidelines to determine the investable universe: liquidity and price; financial viability; industry representation; and operating company status.

         Liquidity and price. A stock's liquidity is very important to ensure that the Index is investable. Low-priced stocks can have lower liquidity. Low-priced stocks are harder to borrow for short sales, and they often do not have listed options. Further, some institutions aren't permitted to hold low-priced stocks.

         Financial viability. A simple way to screen for companies is through the positive earnings test, where the company should have four consecutive quarters of positive earnings in terms of Generally Accepted Accounting Principles ("GAAP") net income.

         Industry representation/balance. In order for the Index to reflect the performance of leading technology-related companies across a broad spectrum, the Selection and Oversight Committee selects new components so that one industry group does not dominate the Index.

         Operating company status. The Selection and Oversight Committee generally only selects operating companies and excludes limited partnerships, non-operating holding companies, closed-end funds and exchange traded funds or royalty trusts.

         In addition to the foregoing guidelines, a component security must generally meet the following criteria.

         o The security must be listed on the NYSE(R), NYSE Arca(SM), AMEX(R) or Nasdaq(R) markets. The security must have "seasoned" on one of these markets for at least 12 months; in the case of spin-offs, the operating history of the spin-off will be considered.

         o The issuer of the security must not currently be in bankruptcy proceedings.

         o For the purpose of initial inclusion, the issuer must have reported at least four consecutive quarters of positive earnings in terms of GAAP net income, for the purpose of a positive earnings test.

         o The security must have an average daily volume of at least 30,000 shares during the prior quarter.

         o The security must not have accumulated more than 10 non-trading days in the prior quarter.

         Finally, when composing the Index, Index Provider's Selection and Oversight Committee generally ensures that the Index as whole meets the following criteria.

         o At least 85% of the weight of the Index must be comprised of component securities which each have a minimum public float value of at least $150 million and a minimum average daily trading value of at least $1 million during the previous two months of trading.

         o At least 90% of the weight of the Index must be comprised of component securities which each has a minimum monthly trading volume of at least 250,000 shares during the last six months.

         o At least 30% of Index value must be derived from component securities for which the market price per share closed above $3 for the majority of the trading days in the past six months, as measured by the highest closing price recorded in the primary market on which the underlying security trades.

         o No component security may constitute 10% or more of total Index weight, unless exempt by the Selection and Oversight Committee from this requirement, provided that in no case will any component security represent more than 15% of the total Index weight.

         o The five heaviest weighted component securities may comprise no more than 25% of the total Index weight.

         o        The Index must contain 100 underlying component securities.

         Index Review

         The Selection and Oversight Committee reviews and reconstitutes (as needed) the Index semi-annually to ensure that it continues to reflect the performance of technology driven companies. Changes that affect the composition of the index include: the deletion of an index component security for failure to meet requirements specified for inclusion in the index, and the addition or deletion of an Index component security due to a corporate action.

         Those changes that have material impact on the value of the Index are implemented no later than 3 business days after the action. For example, if a constituent is delisted by its principal exchange, enters bankruptcy proceedings, or is under extreme financial distress, the security is removed immediately from the NYSE Arca Tech 100 Index. Exceptions are made on a case-by-case basis. A security might not be removed immediately when a bankruptcy filing is not a result of operating or financial difficulties. If the issuing company of one or more NYSE Arca Tech 100 Index constituent securities is acquired by or merges with another company, then the original constituent and the acquirer securities are replaced by a security of the successor entity--providing that the successor meets applicable eligibility criteria.

         Components are replaced within 3 business days of the action to maintain the fixed number of stocks in the NYSE Arca Tech 100 Index.

         For the sake of continuity, composition changes due to other eligibility requirements, such as average daily volumes, public float, etc., between scheduled dates are rare. Extraordinary revisions are generally implemented as needed, when they have a material effect on the value of the Index. When such an event necessitates that one component be replaced, the entire index is reviewed and multiple component changes may be implemented simultaneously.

         Index Weighting and Calculation Methodology.

         The Index is a price weighted rather than market capitalization weighted index. This means the index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. Its' component weightings are therefore affected only by changes in the stocks' prices, in contrast with other indexes' weightings that are affected by both price changes and changes in the number of shares outstanding.

         The Effect of Dividends and the Dividend Policy.

         The Index is a stock price index. The payment of normal dividends is not taken into account when computing the index. On the date on which dividends are announced, the market price of the stock usually drops abruptly and this is also reflected in the index.

         Special dividends from either non-operating income or any cash dividends that are larger than 10% of the stock price are included in the Index on ex-dividend date. The Index is adjusted to prevent the distributions from distorting the price index.

         Index Calculation and Dissemination Processes.

         Values for the Index will be calculated whenever U.S. exchanges are open and will be disseminated every 15 seconds throughout the trading day using the latest traded price of each common stock or ADR on its primary U.S. exchange. The closing values of the Index are disseminated at 5:15 PM. US Eastern Time, using the closing price of each common stock or ADR on its primary U.S. exchange.

         If trading in a stock is suspended while its market is open, the last traded price for that stock is used for all subsequent index computations until trading resumes. If trading is suspended before the opening, the stock's adjusted closing price from the previous day is used to calculate the index. Until a particular stock opens, its adjusted closing price from the previous day is used in the index computation.

         Sources of Data.

         Dow Jones is the calculation agent using intra-day and last sale prices from the primary market and reported to the CTA. Dow Jones manages and updates corporate actions.

                             PORTFOLIO TRANSACTIONS

         All orders for purchase or sale of portfolio securities are placed on behalf of the ETF by the Advisor, and the transactions may be effected through brokers and dealers selected by the Advisor. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between the Advisor, on behalf of the Trust, and the broker.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment, in a manner deemed fair and reasonable to shareholders and in accordance with the Trust's Broker Selection and Best Execution Policy. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Some of the factors that may be considered by the Advisor in selecting a broker or dealer include the following: the execution price; the size and type of transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the firm; the execution services rendered on a continuing basis; the trading expertise; the ability to provide anonymity; the reputation and integrity of the firm; access to management of the firm; the reasonableness of any compensation paid; and the provision of additional brokerage and research products and services. In addition, if the Advisor or another affiliate of an Advisor is utilized as a broker by the Trust, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the ETF.

         Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; accounting and tax law interpretations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the ETF. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

         The Trust does not believe the ETF will pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients (including the ETF), and such research products or services may not necessarily be used by the Advisor in connection with client accounts (including the ETF) which paid commissions to the brokers providing such product or service.

         For particular transactions, the ETF may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by the Trust's Board of Trustees.

         The Advisor may direct portfolio transactions for the ETF to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by the ETF are returned to the ETF and used to pay some of the ETF's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

         The Trust may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Trust, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "Exchange Act") and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the ETF on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the ETF for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The specified procedures, which will be periodically reviewed, will be used by the Trust to evaluate the reasonableness of commissions paid to affiliates.

                                    VALUATION

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Valuing Shares."

         The ETF's NAV is the value of a single share. The NAV of the ETF is computed by adding the value of the ETF's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for the ETF is calculated by J.P. Morgan Investor Services Co. (the "Accounting/Pricing Agent") and determined as of 4:00 p.m. Eastern Time on each day that the NYSE Arca Marketplace is open for trading.

         As required by the 1940 Act, the ETF will value its portfolio securities at their market value when market quotations are readily available. When market quotations are not readily available for a particular security (e.g., because there is no regular market quotation for such security, the market for such security is limited, the exchange or market in which such security trades does not open for an entire trading day, the validity of quotations is questionable or some significant event occurs after the close of trading of such security and before such security is valued), the ETF will value such security at its "fair value" as determined in good faith by the Trust's Board of Trustees. The Board delegated responsibility for daily pricing to the Advisor. The Advisor has appointed a Valuation Committee to perform such pricing functions in accordance with pricing policies and procedures adopted by the Trust's Board. The Valuation Committee's fair value determinations will be reviewed regularly by the Board.

         Equity securities that are traded on U.S. exchanges, including futures contracts and options, and for which market quotations are readily available will be valued at their last sale price on the principal exchange on which such securities are traded as of the close of regular trading on such exchange or, lacking any sales, at the latest bid quotation. Over-the-counter securities for which a last sales price on the valuation date and at the valuation time is available will be valued at that price. All other over-the-counter securities for which market quotations are readily available will be valued at the latest bid quotation.

         Because market quotations for most debt and convertible securities are not readily available, such securities will generally be valued using valuations published by an independent pricing service. Preferred stock and options for which market quotations are not readily available will be valued using an independent pricing service. The pricing service uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less will be valued on an amortized cost basis, under which the value of such securities is equal to its acquisition cost, plus or minus any amortized discount or premium in accordance with Rule 2a-7 under the 1940 Act. However, because the ETF, for the most part, will invest in securities for which market quotations are available, the circumstances in which such valuation procedures will be used is expected to be limited.

         The value of ETF shares, when aggregated into Creation Units and sold or redeemed directly by the ETF, is determined by the ETF's NAV.

         The value of ETF shares bought and sold in the secondary market is driven by market price. The price of these shares, like the price of all traded securities, is subject to factors such as supply and demand, as well as the current value of the portfolio securities held by the ETF. Secondary market shares, available for purchase or sale on an intraday basis, do not have a fixed relationship either to the previous day's NAV nor the current day's NAV. Prices in the secondary market, therefore, may be below, at or above the most recently calculated NAV of such shares.

                         BUYING AND SELLING INFORMATION

         The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Shareholder Information."

         Book-Entry Only System.

         The Depository Trust Company ("DTC") acts as securities depository for the shares of the ETF. Shares of the ETF are represented by securities registered in the name of DTC, or its nominee, and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among DTC participants in such securities through electronic book-entry changes in accounts of the DTC participants, thereby eliminating the need for physical movement of securities' certificates. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

         Beneficial ownership of shares is limited to DTC participants and persons holding interests through DTC participants. Ownership of beneficial interests in shares (owners of beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only though, records maintained by DTC (with respect to DTC participants) and on the records of DTC participants (with respect to indirect DTC participants and Beneficial Owners that are not DTC participants). Beneficial Owners will receive from or through a DTC participant a written confirmation relating to their purchase of shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depository Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the ETF held by each DTC participant. The Trust shall inquire of each such DTC participant as to the number of Beneficial Owners holding ETF shares, directly or indirectly, through such DTC participant. The Trust shall provide each such DTC participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Share distribution shall be made to DTC, or its nominee, as the registered holder of all shares. DTC, or its nominee, upon receipt of any such distribution, shall credit immediately DTC participants' accounts with payments in the amount proportionate to their respective beneficial interests in shares of the ETF as shown on the records of DTC, or its nominee. Payments by DTC participants to indirect DTC participants and Beneficial Owners of shares held through such DTC participants will be governed by standing instructions and customary practices, as is now the case with securities held for the account of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC participants or the relationship between such DTC participants and the indirect DTC participants and Beneficial Owners owning through such DTC participants.

         DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable price.

         Creation Units.

         The Trust issues and redeems shares of the ETF only in Creation Unit aggregations on a continuous basis through the ETF's Distributor, without a sales load, at its NAV next determined after receipt, on any "Business Day" (as defined herein), of an order in proper form. A "Business Day" is defined as any day that NYSE is open for business. Each Creation Unit consists of a block of 50,000 shares. The value of one Creation Unit of the ETF, as of August __, 2006, was $1,000,000.

         To be eligible to place orders with the Distributor to purchase a Creation Unit of the ETF, an entity must be an "Authorized Participant," which is either (1) a "Participating Party," i.e., a broker-dealer or other participant in the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC") (the "Clearing Process"), a clearing agency registered with the SEC; or (2) a Participant in DTC, which in any case, has signed a "Participant Agreement" with the Distributor. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the ETF, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC participant.

         Portfolio Deposit.

         The consideration for purchase of a Creation Unit generally consists of an in-kind deposit of a designated portfolio of equity securities ("Deposit Securities") constituting a substantial replication, or representation, of the stocks included in the ETF's Index and an amount of cash ("Balancing Amount") computed as described below. Together, the Deposit Securities and the Balancing Amount constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit. The Balancing Amount serves the function of compensating for any difference between the NAV per Creation Unit and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount shall be such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Balancing Amount. The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. The Balancing Amount will either be paid to or received from the ETF after the NAV has been calculated.

         The Advisor through NSCC will make available on each Business Day, prior to the opening of trading on the NYSE Arca Marketplace (currently 4:00 a.m. Eastern Time), a list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on the information at the end of the previous Business Day) for the ETF. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units until such time as the next-announced Portfolio Deposit composition is made available.

         The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the ETF changes as rebalancing adjustments and corporate action events, such as stock dividends, splits and right issues, are reflected from time to time by the Advisor with a view to the investment objective of the ETF. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Index. In addition, the ETF reserves the right to permit or require the substitution of an amount of cash (i.e., a cash in lieu amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process, or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting. The adjustments described above will reflect changes, known to the Advisor on the date of the announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Index being tracked by the ETF or resulting from certain corporate actions. No personnel of the Advisor or of any sub-advisor with knowledge of the composition of a Creation Unit is allowed to disclose such information except as authorized in the course of their employment, until such information is made public.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the previous day's Balancing Amount, per outstanding share of the ETF, will be made available.

         Procedures for Creation Unit Purchases.

         All purchase orders must be placed for one or more Creation Units. All orders to purchase Creation Units must be received by the Distributor no later than 4:00 p.m. Eastern Time, or 3:00 p.m. Eastern Time in the case of orders outside the Clearing Process, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the ETF as next determined on such date after receipt of the order in proper form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see "Purchasing Through the Clearing Process" and "Purchasing Outside the Clearing Process" below). Severe economic or market disruption or changes, or telephone or other communications failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders to purchase Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may require the investor to make certain representations or enter into agreements with respect to the order, including payments of cash to pay the Balancing Amount, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

         Those placing orders to purchase Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 4:00 p.m. Eastern Time on the Transmittal Date. Orders of Creation Units effected outside the Clearing Process are likely to require transmittal by the DTC participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should do so in a timely manner so as to ensure the delivery of both the Deposit Securities, through DTC, and the Balancing Amount, through the Federal Reserve Bank wire system to the Custodian, by 11:00 a.m. and 2:00 p.m. Eastern Time, respectively, on the next Business Day immediately following the Transmittal Date.

         Purchases Through the Clearing Process.

         The Clearing Process is the process of purchasing or redeeming Creation Units through the CNS System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the transfer agent to NSCC, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the ETF, together with such additional information as may be required by the Distributor. An order to purchase Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so purchased will occur not later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor. In certain cases, Authorized Participants will purchase and redeem Creation Units of the ETF on the same Transmittal Date. In these instances, the ETF reserves the right to settle these transactions on a net basis.

         Purchases Outside the Clearing Process.

         Portfolio Deposits made outside the Clearing Process must be delivered through a DTC participant that has executed a Participant Agreement. A DTC participant who wishes to place an order to purchase Creation Units outside the Clearing Process must state that the DTC participant is not using the Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of securities and cash directly through DTC and the ETF's Custodian. The Portfolio Deposit transfer must be ordered by the DTC participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the ETF by no later than 11:00 a.m. Eastern Time of the next Business Day immediately following the Transmittal Date. In certain cases, Authorized Participants will purchase and redeem Creation Units of the ETF on the same Transmittal Date. In these instances, the ETF reserves the right to settle these transactions on a net basis.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the ETF, whose determination shall be final and binding. The amount of cash equal to the Balancing Amount must be transferred directly to the ETF's Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the ETF's Custodian no later than 2:00 p.m. Eastern Time on the next Business Day immediately following such Transmittal Date. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m. Eastern Time on such Transmittal Date; and
(ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the ETF's Custodian does not receive both the required Deposit Securities and the Balancing Amount by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be deemed not in proper form and canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the next calculated NAV of the ETF. The delivery of Creation Units so purchased will occur not later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Creation Units may be created in advance of receipt by the ETF of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount; plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. Eastern Time on such date and federal funds in the appropriate amount are deposited with the ETF's Custodian by 11:00 a.m. Eastern Time the following Business Day. If the order is not placed in proper form by 3:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the ETF for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the ETF pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the ETF in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 11:00 a.m. Eastern Time on the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the ETF may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the ETF for the costs incurred by the ETF in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The ETF will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Distributor or purchased by the ETF and deposited into the ETF. In addition, a transaction fee of $1,000 will be charged in all cases, as well as an additional fee of $3,000. The delivery of Creation Units so purchased will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Rejection of Purchase Orders.

         The Trust, on behalf of the ETF, reserves the absolute right to reject a purchase order transmitted to it by the Distributor if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the ETF; (iii) the Deposit Securities delivered are not as disseminated through the facilities of NSCC for that date by the Distributor, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the ETF or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the ETF, the Advisor, the Distributor and the transfer agent make it impractical to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the ETF, the Advisor, the Distributor, DTC, NSCC, the transfer agent or any other participant in the purchase process, and similar extraordinary events. The ETF has the right to require information to determine beneficial share ownership for purposes of (ii) above should it so choose or to rely on a certification from a broker-dealer who is a member of the NASD as to the cost basis of Deposit Securities. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The Trust, the ETF, the transfer agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Portfolio Deposit, nor shall any of them incur any liability for the failure to give any such notification.

         Transaction Fees on Purchases of Creation Units.

         A fixed transaction fee of $1,000 is applicable to each purchase, regardless of the number of Creation Units purchased. An additional transaction charge of $3,000 will be imposed for purchases effected outside the Clearing Process, which would include purchases of Creation Units for cash and in-kind purchases where the investor is allowed to substitute cash in lieu of depositing a portion of the Deposit Securities. Accordingly, the maximum transaction fee charge may be $4,000. Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the ETF. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the ETF. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The transaction fees are charged to cover the estimated costs associated with the issuance of Creation Units.

         Redemption of Creation Units.

         Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the ETF through the Distributor and only on a Business Day. The ETF will not redeem shares in amounts less than Creation Unit-size aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the ETF. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

         The Advisor through NSCC makes available prior to the opening of trading on the NYSE Arca Marketplace (currently 4:00 a.m. Eastern Time) on each Business Day, the identity of the basket of securities (the "Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units.

         Unless cash redemptions are available or specified for the ETF, the redemption proceeds for a Creation Unit generally consists of Fund Securities--as announced by the Advisor on the Business Day of the request for redemption received in proper form--plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of the request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

         As permitted by federal securities laws, the right of redemption may be suspended or the date of payment postponed with respect to the ETF (i) for any period during which NYSE is closed (other than the customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Through the Clearing Process.

         Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received in proper form by the Distributor not later than 4:00 p.m. Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the ETF as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the ETF after 4:00 p.m. Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received, which in no event shall be more than seven (7) days after such request for redemption. In certain cases, Authorized Participants will redeem and purchase Creation Units of the ETF on the same Transmittal Date. In these instances, the ETF reserves the right to settle these transactions on a net basis.

         Redemptions Outside the Clearing Process.

         Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC participant. A DTC participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process must state that it is not using the Clearing Process and that redemption of Creation Units will instead be effected through a transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the ETF on the Transmittal Date if (i) such order is received in proper form by the Distributor not later than 3:00 p.m. Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the ETF and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the ETF's Custodian no later than 11:00 a.m., for the shares, and 2:00 p.m., for the Cash Redemption Amount Eastern Time on the next Business Day following such Transmittal Date (the "DTC Cut-Off Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received, which in no event shall be more than seven (7) days after such request for redemption. In certain cases, Authorized Participants will redeem and purchase Creation Units of the ETF on the same Transmittal Date. In these instances, the ETF reserves the right to settle these transactions on a net basis.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed by the Distributor, on behalf of the ETF, at or prior to the time required above on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing ETF shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (mark-to-market daily) at least equal to 115% of the value of the missing ETF shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the ETF and mark-to-market daily, and that the fees of the ETF and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the ETF to purchase the missing ETF shares or acquire the Deposit Securities and the Balancing Amount underlying such share at any time and will subject the authorized Participants to liability for any shortfall between the cost to the ETF of purchasing such shares, Deposit Securities or Balancing Amount and the value of the collateral.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth in the section entitled "Valuation" computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a conforming redemption order in proper form is submitted to the Distributor by a DTC participant not later than 4:00 p.m. Eastern Time, or 3:00 p.m. Eastern Time in the case of nonconforming orders, on the Transmittal Date, and the requisite number of shares of the ETF are delivered to the ETF's Custodian prior to the DTC Cut-Off Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a conforming redemption order is submitted to the Distributor by an Authorized Participant not later than 4:00 p.m. Eastern Time on the Transmittal Date but either (i) the requisite number of shares of the ETF and the Cash Redemption Amount are not delivered by the DTC Cut-Off Time as described above on the next Business Day following the Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Distributor (i.e., the Business Day on which the shares of the ETF are delivered through DTC to the Custodian by the DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order).

         If it is not possible to effect deliveries of the Fund Securities, the ETF may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the ETF may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the ETF's brokerage and other transaction costs associated with the disposition of Fund Securities). The ETF may also, in its sole discretion, upon request of a shareholder, provided such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemption of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the ETF could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or a Beneficial Owner for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities is applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         Transaction Fees on Redemption of Creation Units.

         A fixed transaction fee of $1,000 is applicable to each redemption, regardless of the number of Creation Units redeemed. An additional charge of $3,000 will be imposed for redemptions effected outside the Clearing Process, which would include cash redemptions. Accordingly, the maximum transaction fee charge may be $4,000. Investors will also bear the costs of transferring the Fund Securities from the ETF to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The transaction fees are charged to cover the estimated costs associated with the redemption of Creation Units.

                             MANAGEMENT OF THE TRUST

         Board Responsibilities.

         Under applicable law, the Board of Trustees is responsible for management of the Trust, and provides broad supervision over its affairs. The Board of Trustees meets regularly to review the ETF's investments, performance and expenses. The Board elects the officers of the Trust, and hires the ETF's service providers, including the ETF's investment advisor and distributor of the ETF's shares. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and the ETF's distribution plan and related agreements, and annually approves the selection of independent public accountants for the ETF. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Trust's business.

         Members of the Board.

         Set forth below are the names, addresses, birthdate, positions with the Trust, length of term of office, the principal occupations for a minimum of the last five years, number of portfolios of the Trust overseen by and other directorships held by each of the persons currently serving as Trustees of the Trust.


                                                                                                    Number of
                                                                                                   Portfolios
                                               Term of Office                                          of              Other
                                 Position(s)     and Length         Principal Occupation(s)         the Trust     Directorships(2)
             Name,               Held with        of Time                 During Past               Overseen          Held by
      Address & Birthdate        the Trust       Served(1)                 Five Years              by Trustee         Trustees
      -------------------        ---------       ------                    ----------              ----------         --------

  Independent Directors:
  Marcia L. Wallace              Trustee         Since 2005      Retired; Senior Vice                   1         The North Track
  250 E. Wisconsin Ave.          and                             President in Global Trust                          Funds, Inc.
  Suite 2000                     Independent                     Services and Institutional
  Milwaukee, WI 53202            Chair                           Custody, First Chicago
  Birthdate: 12-2-47                                             NBD/Bank One from 1985 to
                                                                 1999.

  James G. DeJong                Trustee         Since 2005      President and Managing                 1         The North Track
  250 E. Wisconsin Ave.                                          Shareholder, O'Neil, Cannon,                       Funds, Inc.
  Suite 2000                                                     Hollman, DeJong, S.C. (law
  Milwaukee, WI 53202                                            firm) since 1987.
  Birthdate: 10-18-51

  Brian J. Girvan                Trustee         Since 2005      Partner, Ascent Venture                1         The North Track
  250 E. Wisconsin Ave.                                          Management, Inc. since August                      Funds, Inc.
  Suite 2000                                                     2003; Chief Operating Officer
  Milwaukee, WI  53202                                           and Chief Financial Officer
  Birthdate: 10-20-55                                            of Argo Global Capital, LLC
                                                                 (venture capital company)
                                                                 from 2001 to 2003; Senior
                                                                 Vice President and Division
                                                                 Executive of Fidelity
                                                                 Investments from 1999 to
                                                                 2001; Senior Vice President
                                                                 and Group CFO of Fidelity
                                                                 Investments from 1998 to 1999.

  Cornelia Boyle                 Trustee         Since 2005      Currently Retired; Executive           1         The North Track
  250 E. Wisconsin Ave.                                          Vice President and Chief                           Funds, Inc.
  Suite 2000                                                     Operations Officer of AIG
  Milwaukee, WI 53202                                            SunAmerica Retirement
  Birthdate:  09-23-53                                           Markets, Inc. from 2000 to
                                                                 2003; and Executive Vice
                                                                 President, Fidelity
                                                                 Investments from 1996 to
                                                                 2000.
  Interested Trustees:

  John J. Mulherin(3)            Trustee         Since 2005      Chief Executive Officer, The           1         The North Track
  250 E. Wisconsin Avenue                                        Ziegler Companies, Inc. since                      Funds, Inc.
  Suite 2000                                                     February 2000; Chief
  Milwaukee, WI 53202                                            Administrative Officer at
  Birthdate: 5-18-51                                             Villanova Capital (asset
                                                                 management group of
                                                                 Nationwide Insurance) from
                                                                 June 1999 to February 2000.


(1) Trustees of the Trust serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, because of his affiliation with the Adviser and the Distributor.

         Board Standing Committees.

         The Board has established the following standing committees:

         Audit Committee. The Board has a standing Audit Committee. The Audit Committee consists of all the independent trustees, namely Brian J. Girvan (chair), James G. DeJong, Cornelia Boyle and Marcia L. Wallace. Mr. Girvan has been determined to be an audit committee financial expert. The Audit Committee annually selects an independent public accountant for the Trust; reviews the independent public accountant's compensation, proposed scope and terms of engagement; reviews and confirms the independent public accountant's independence; and oversees the preparation of the Trust's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Trust's financial statements, including, but not limited to, considering any significant disputes between the Trust's management and the independent public accountant; reviewing any major changes regarding auditing and accounting principles; and analyzing practices to be followed when preparing the Trust's financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Trust's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter.

         Nominating Committee. The Board has a standing Nominating Committee that is composed of James G. DeJong (chair), Brian J. Girvan and Marcia L. Wallace. The Nominating Committee nominates candidates for appointment to the Board of Trustees to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders, except that nominations of trustees who are not "interested persons" must be made and approved by the Nominating Committee. The Nominating Committee has adopted a written charter.

         Pricing Committee. The Board has a standing Pricing Committee that is composed of Cornelia Boyle (chair) and Marcia L. Wallace. The Pricing Committee oversees the pricing policies and guidelines established by the Board of Trustees and confers with management personnel of the Advisor on matters relating to the pricing of securities held by the ETF.

         Contract Review Committee. The Board has a standing Contract Review Committee that is composed of all the independent trustees, namely James G. DeJong (chair), Brian J. Girvan, Cornelia Boyle and Marcia L. Wallace. The Contract Review Committee reviews the Fund's advisory contract and contracts with other service providers, to the extent necessary. The Contract Review Committee will report to the full board regarding its review of the advisory agreement and make recommendations regarding its adoption or continuation.

         ETF Shares Owned by Board Members.

         Because the ETF was not offered for sale as of December 31, 2005 and because no other portfolios of the Trust exist, no Trustees had "beneficial ownership" of shares of the ETF or any other portfolio of the Trust as of the end of the most recently completed calendar year. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

         No Trustee who is not an interested person of Trust, or his or her immediate family members, owned beneficially or of record, as of December 31, 2005, any securities of the Advisor, the Distributor or any person controlling, controlled by or under common control with the Advisor or the Distributor.

         Board Compensation.

         The Trust pays the compensation of the Trustees who are not officers, directors or employees of the Advisor or the Distributor. The Trust may also retain consultants, who will be paid a fee, to provide the Board with advice and research on governance matters and advisory and other types of fees.

         The table below sets forth estimated compensation to be paid by the Trust projected through the end of the Trust's fiscal year, ending October 31, 2006. No compensation information is provided for John Mulherin because he is an officer of the Advisor and/or the Distributor.


                                                                         Pension or
                                                                         Retirement
                                                                          Benefits           Estimated        Total Compensation
     Name of Person and                                                  Accrued As       Annual Benefits         From Trust
       Position with                    Compensation from              Part of Trust            Upon             Complex Paid
         the Trust                     the Trust (By Fund)                Expenses           Retirement         to Trustees(1)
         ---------                     -------------------                --------           ----------         -----------

Cornelia Boyle, Trustee       $8,000 (NYSE Arca Tech 100 ETF)                $0                  $0                 $8,000

James G. DeJong, Trustee      $8,000 (NYSE Arca Tech 100 ETF)                $0                  $0                 $8,000

Brian J. Girvan, Trustee      $8,000 (NYSE Arca Tech 100 ETF)                $0                  $0                 $8,000

Marcia L. Wallace, Trustee    $9,313 (NYSE Arca Tech 100 ETF)                $0                  $0                 $9,313
and Independent Chair


--------------------

         (1)      The Trust consisted of 1 Fund during the fiscal year 2005.

         Trust Officers.

         Set forth below are the names, addresses, birthdates, positions with the Trust, length of term of office and the principal occupation for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust.


                                              Term of Office
                                 Position(s)    and Length                           Principal Occupation(s)
             Name,               Held with       of Time                                   During Past
      Address & Birthdate        the Trust      Served(1)                                   Five Years
      -------------------        ---------      ---------                                   ----------


  Brian K. Andrew                President      Since 2006      President and Director, Ziegler Capital Management, LLC since
  250 E. Wisconsin Avenue                                       2006; President, North Track Funds, Inc. since 2006; Senior
  Suite 2000                                                    Managing Director of The Ziegler Companies, Inc. since 2000.
  Milwaukee, WI 53202                                           Chief Investment Officer, The Ziegler Companies, Inc. from 2000
  Birthdate: 10-31-62                                           to 2006.

  Caroline Probst                Chief          Since 2006      Treasurer, North Track Funds, Inc. since June 2006; Fund
  250 E. Wisconsin Avenue        Financial                      Administration Specialist, Ziegler Capital Management, LLC since
  Suite 2000                     Officer                        2005; Compliance Officer, U.S. Bancorp Fund Services, LLC from
  Milwaukee, WI 53202            and                            2004 to 2005; Fund Administrator, U.S. Bancorp Fund Services, LLC
  Birthdate: 6-27-79             Treasurer                      from 2001 to 2004.

  Sarah E. Schott                Secretary      Since 2006      Senior Managing Director and General Counsel, the Ziegler
  250 E. Wisconsin Avenue                                       Companies, Inc. since 2006; Vice President and Assistant General
  Suite 2000                                                    Counsel, The Ziegler Companies, Inc. from 2003 to 2006;
  Milwaukee, WI 53202                                           Associate, Wildman, Harrold, Allen & Dixon 2000 to 2003.
  Birthdate: 10-14-75

  Jon Kiekhofer                  Chief          Since 2005      Chief Compliance Officer, The Exchange Traded Trust since 2005;
  250 E. Wisconsin Avenue        Compliance                     Client Manager, UMB Fund Services, Inc., from 1999 to 2004.
  Suite 2000                     Officer
  Milwaukee, WI 53202
  Birthdate: 12-20-58


---------------------------

         (1) Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

         Material Transactions With Independent Trustees.

         No Trustee who is not an interested person of the Trust, or immediate family member of that Trustee, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor, the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor exceeding $60,000. In addition, no Trustee who is not an interested person of the Advisor or the Distributor, or any immediate family members of that Trustee, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of an investment company having the Advisor or the Distributor as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with the Advisor or the Distributor. No Trustee who is not an interested person of the Trust, or immediate family member of such a Trustee, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein. No Trustee who is not an interested person of the Trust, or immediate family member of such a Trustee, has been, during the two most recently completed years, an officer of a company for which an officer of the Advisor or the Distributor or an officer of a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor was a director.

                          INVESTMENT ADVISORY SERVICES

         Under an investment advisory agreement with the Advisor, Ziegler Capital Management, LLC, dated December 8, 2005, the Advisor serves as the investment advisor for the Trust and provides investment advice to the ETF and oversees the day-to-day operation of the ETF, subject to direction and control by the Trustees and the officers of the Trust. As of June 30, 2006, net assets under discretionary management of the Advisor and its affiliates were approximately $3.2 billion. For its investment management services, the ETF pays the Advisor a fee of 0.30% on the first $250 million in average daily net assets; 0.25% on the next $250 million in average daily net assets; 0.20% on the next $500 million in average daily net assets; and 0.15% on average daily net assets in excess of $1 billion.

         The Advisor manages the investment and reinvestment of the assets of the ETF, in accordance with the investment objectives, policies and limitations of the ETF, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor.

         The Advisor may from time to time reimburse certain expenses of the ETF in order to limit the ETF's operating expenses as described in the Prospectus. The Advisor's office is located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. The Advisor is a Wisconsin limited liability company.

            Board Considerations In Approving the Advisory Agreement.

         A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the ETF will be available in the ETF's Annual Report to Shareholders for the period ended October 31, 2006.

                              PORTFOLIO MANAGEMENT

         Information regarding the other accounts managed by, the compensation received by and the ETF shares owned by each portfolio manager who is identified in the Prospectus as being responsible for the day-to-day management of the ETF is listed below.

         Other Accounts Managed by the Portfolio Managers of the ETF.

         Donald Nesbitt and Brian Andrew serve as portfolio managers for the ETF. In addition to managing the ETF, these portfolio managers as a team manage multiple mutual fund series of the North Track Funds, Inc. and the investments of separate clients of the Advisor and the only Series of The Catholic Funds, Inc., the Catholic Equity Fund, for which ZCM serves as Sub-Advisor. As of June 30, 2006, the number of separately managed accounts managed by these portfolio managers was 816, representing total assets of $1.9 billion. These portfolio managers, as a team, manage nine series of the North Track Funds, Inc., which as of June 30, 2006 had assets of $1.3 million. These portfolio managers do not represent any other pooled investment vehicles. None of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

         Many, but not all, of the accounts and mutual fund series managed by Mr. Nesbitt and Mr. Andrew have investment strategies similar to those employed for the ETF. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the ETF, on the one hand, and the investments of other accounts and mutual fund series, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the ETF in light of their responsibilities with respect to numerous other accounts and mutual fund series, particularly accounts and series that have different strategies from those of the ETF; the fact that the fees payable to the Advisor for managing the ETF maybe less than the fees payable to the Advisor for managing other accounts and mutual fund series, potentially motivating the portfolio managers to spend more time on managing the other accounts and mutual fund series; the proper allocation of investment opportunities that are appropriate for the ETF, other accounts and mutual fund series; and the proper allocation of aggregated purchase and sale orders for the ETF, other accounts and mutual fund series. Despite these potential conflicts, the Advisor believes that the management of the other accounts and mutual fund series by the portfolio managers will not be detrimental to the interests of the ETF or its shareholders.

         Portfolio Managers' Compensation.

         Portfolio managers receive a base salary plus incentive compensation. The base salary and incentive compensation levels are tied to the portfolio manager's grade level. Each portfolio manager is assigned a grade level at the beginning of each year. The grade level is primarily based on the portfolio manager's relevant experience.

         The incentive compensation generally ranges from 15% to 100% of the portfolio manager's base pay depending on the portfolio manager's grade level. The amount of incentive compensation potentially available to a portfolio manager is a function of the ETF's annual return on equity compared to returns achieved by the Advisor's peer group and the asset management division's achievement of its profit goal for the year. Thus, if the ETF's annual return on equity matches returns achieved by the Advisor's peer group and the asset management division achieves its annual profit goal, a portfolio manager will be eligible to receive his applicable incentive compensation percentage.

         The Advisor's peer group is constructed by the Securities Industry Association each year and it includes small firm financial services companies. The actual amount of incentive compensation payable to a portfolio manager is then determined by comparing the performance of the portfolios/accounts managed by the portfolio manager to their benchmark indices over one-, two- and three-year periods, with 50% of the incentive compensation tied to the performance over the one-year period and 25% tied to the performance over each of the two- and three-year periods. In the case of the ETF, the benchmark index is the NYSE Arca Tech 100 Index.

         Portfolio Manager Ownership of ETF Shares.

         Because the ETF was not offered for sale as of July 28, 2006 and because no other portfolios of the Trust exist, no portfolio managers had "beneficial ownership" of shares of the ETF or any other portfolio of the Trust as of July 28, 2006. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

                              DISTRIBUTION SERVICES

         Pursuant to the Distribution Agreement adopted by the Trust, the Distributor, B.C. Ziegler and Company, located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, acts as distributor for the shares of the ETF under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the right to distribute the shares of the ETF. In addition, the Distribution Agreement permits the Distributor to receive as compensation an asset-based fee. The Distribution Agreement calls for the Distributor to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the ETF, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares may be paid to third parties providing such services in accordance with Trust's Distribution and Service Plan described below.

         The Trust has adopted a Distribution and Service Plan for the ETF (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. Under the Plan, a portion of the ETF's assets may be used to finance activities relating to the marketing and distribution of its shares and the maintenance of shareholder accounts and other shareholder services. The Plan adopted by the Trust is described in the Prospectus.

         The Plan authorizes the Trust, or the Distributor on behalf of the Trust, to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Trust's shares (such as sale or placement of the ETF's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include securities broker-dealers, banks and other financial institutions. The Plan also authorizes the Trust, or the Distributor on behalf of the Trust, to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The maximum amount that the Trust may pay for such services may not exceed 0.25% of the ETF's average net assets on an annual basis. The fee paid by the Trust pursuant to the Plan is defined as the "12b-1 fee."

         Pursuant to a Marketing Agreement among Archipelago, the Distributor and the Trust, the Trust will pay a 12b-1 fee to Archipelago, as Marketing Agent, at an annual rate of up to 0.08% of the ETF's average net assets as reimbursement for branding, marketing and advertising expenses Archipelago incurs. Archipelago has agreed to waive its right to this 12b-1 fee until the sooner to occur of: (a) the ETF's total assets reaching $60 million or (b) 365 days after the date on which the ETF commences trading. The remaining portion of the 12b-1 fee may be used to reimburse other qualified recipients and service providers for the costs of distributing the shares of the ETF, including direct expenses incurred in the course of distributing the ETF shares; expenses incurred in providing administrative assistance to the ETF or its shareholders; marketing costs; expenses incurred in promotional activities; and advertising costs. Although the Plan allows for up to 0.25% of the ETF's average net assets to be paid to the Distributor or qualified recipients annually for distribution services, as of the date of this SAI, the only 12b-1 fees anticipated to be paid are the reimbursement fee to Archipelago for marketing services, after termination of the waiver period. The Distributor will not retain any of the 12b-1 fee for distributing shares of the ETF. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

         The Plan states that if and to the extent that any of the payments by the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan, shall not be included in the limitations contained in the Plan and shall be paid regardless of restrictions on or waivers of 12b-1 fees: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of the Trust's shares are expected to exceed the sum of permitted payments and permitted expenses and that the profits, if any, of the Advisor, an affiliate of the Distributor, are dependent primarily on the advisory fees paid by the Trust to the Advisor. If and to the extent that any investment advisory fees paid by the Trust might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Trust, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Trustees"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the majority vote of the Board of Trustees and of its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or with respect to a portfolio of the Trust (including the ETF), by the vote of a majority of the outstanding shares of the portfolio). Although no Trustee who is not an interested person of the Trust has any direct or indirect financial interest in the operation of the Plan, the Distribution Agreement or any other related agreements, Trustees who are affiliated with the Advisor or the Distributor may obtain a direct or indirect financial interest in the operation of the Plan, the Distribution Agreement and other related agreements and, therefore, will not be considered Qualified Trustees. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Distributor may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the ETF or that perform recordkeeping or other services with respect to shareholder accounts. The amount of such payments may be affected by, among other things, sales that these broker-dealers generate, aggregate value of accounts in the ETF for which these broker-dealers are responsible, flat fees, levels of redemptions, participation in marketing efforts and programs and fulfillment of various duties and obligations. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by the Distributor from time to time.

TRANSFER AGENCY, CUSTODIAN AND ADMINISTRATIVE AND ACCOUNTING/PRICING AGREEMENTS

         Transfer Agency Services

         Pursuant to an Agency Services Agreement with the Trust, JPMorgan Chase Bank, N.A. will act as transfer agent, dividend-paying agent, and index receipt agent for the ETF. Its principal address is 3 ChaseMetroTech Center, Brooklyn, New York 11245.

         Custodian Services

         JPMorgan Chase Bank, N.A. also serves as the custodian of the ETF's assets, pursuant to a Domestic Custody Agreement. Under the Domestic Custody Agreement, JPMorgan Chase Bank is responsible for holding and safekeeping of the ETF's assets.

         Administrative and Accounting/Pricing Services

         J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, will serve as the ETF's administrator and accounting/pricing agent under a Mutual Funds Service Agreement. Some of the administrative services include assisting with the preparation and review of reports to be filed with the SEC, providing tax and 1940 Act regulatory compliance services, and preparing materials and reports for the Trustees to review. Some of the accounting services include the maintenance of the ETF's books and records of ETF assets, calculation of the ETF's NAV, and coordination with the Trust's independent auditors with respect to the Trust's annual audit.

         As consideration for the administrative and accounting services described above, the Trust will pay J.P. Morgan Investor Services an annual fee based upon the average daily net assets of the ETF and reimburse it for its out-of-pocket expenses as follows. For the first year of the agreement, the fee will be equal to 10 basis points per annum of the average daily net assets of the ETF for the first six months plus 20 basis points per annum of the average daily net assets of the ETF last six months. For the second year of the agreement, the annual fee will be equal to 20 basis points per annum of the average daily net assets of the ETF, with a guaranteed minimum annual fee of $15,000, but the fee cannot exceed $100,000 in year two. After year two of the agreement, the annual fee will be equal to 20 basis points per annum of the average daily net assets of the ETF, with a guaranteed minimum annual fee of $100,000. The fees, together with the out-of-pocket expenses, will be computed, billed and paid monthly.

                             PROXY VOTING GUIDELINES

         Proxy voting policies adopted by the Trust are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used to determine how to vote proxies. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the ETF to the Advisor. The Advisor will vote such proxies in accordance with attached voting policies. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Trust's toll-free number (1-800-798-TECH(8324)), through the Trust's website (http://www.NYSEArcaETF.com ), and on the SEC's website (http://www.sec.gov).

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the Prospectus.

         Dividends and Distributions.

         General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the ETF. Distributions of capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the ETF. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the ETF as a Regulated Investment Company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC participants and indirect participants to Beneficial Owners then of record with proceeds received from the ETF.

         Dividend Reinvestment Services. No reinvestment services are provided by the Trust. Broker-dealers may make a dividend reinvestment service available for use by Beneficial Owners of the ETF for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the ETF purchased in the secondary market. Brokerage commissions and other costs, if any, incurred in purchasing shares of the ETF with cash from the distributions generally will be an expense borne by the individual Beneficial Owner participating in reinvestment through such service.

         Taxes.

         The following is only a summary of certain additional tax considerations generally affecting the ETF and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the ETF or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

         The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

         Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state or local taxes.

         General Tax Status. Generally, each series of a series company, such as the Trust, is treated as a single entity for federal income tax purposes so that the net realized capital gains and losses of the various portfolios in the company are not combined.

         The Trust intends to qualify as a RIC under the Code. A series company that qualifies as a RIC under the Code is generally not subject to tax on its income, and the shareholders of the company pay tax on their shares of the company's income. A company that fails to qualify as a RIC will be required to pay tax on its income, and the shareholders of the company will also pay tax on the amount of the income received from the company. In order to qualify as a RIC, the Trust must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Trust's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Trust's business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. In addition, the ETF must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The ETF plans to distribute its income and capital gains so as to avoid the excise tax. The ETF is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the ETF may not hold more than 10% of the outstanding voting securities of such issuer. Finally, the ETF may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses. The Board of Trustees reserves the right not to maintain the qualifications of a RIC if it determines such course of action to be beneficial to shareholders. If the Trust determines that it will not qualify as a RIC under the Code, the Trust will establish procedures to reflect the anticipated tax liability in the ETF's net asset value.

         A portion of the ETF's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the ETF for the year.

         Dividends paid to individuals may be eligible for the reduced rate of tax on qualified dividend income. The ETF shareholders will be notified of the amount of dividends that potentially qualify for the reduced rate of tax. However, a shareholder will only be entitled to the reduced rate of tax on these dividends to the extent the shareholder meets the holding period requirement with respect to the shareholder's ownership of the ETF shares. The Trust will furnish to the DTC participants for distribution to indirect participants and Beneficial Owners an annual notification as to the federal tax status of all distributions made by the ETF. Distributions may be subject to state and local taxes.

         Shareholders who have not held ETF shares for a full year should be aware that the ETF may designate and distribute, as ordinary income or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the ETF.

         If the ETF's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distributions will generally not be taxable, but will reduce each shareholder's cost basis in the ETF and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

         Options and Other Complex Securities. The ETF may invest in complex securities such as equity options, index options, repurchase agreements, hedges and swaps and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the ETF are treated as ordinary income or capital gain, accelerate the recognition of income to the ETF and/or defer the ETF's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the ETF.

         The ETF's transactions in options, under some circumstances, could preclude the ETF's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the intention of the ETF's portfolio management to limit gains from such investments to less than 10% of the gross income of the ETF during any fiscal year in order to maintain this qualification.

         Taxes on Purchase of Creation Units. The purchase of Creation Units generally will be a taxable event for the person who transfers securities in exchange for Creation Units but generally will not be a taxable event for the ETF. The transferor will recognize gain or loss equal to the difference between
(a) the sum of the fair market value of the Creation Units (which may differ from their NAV) and any Balancing Amount that is received and (b) the sum of the transferor's basis in the transferred securities, transaction fees and any Balancing Amount that is paid. Gain or loss generally will be capital and will be long-term or short-term depending on whether the transferred securities have been held for more than one year. The purchase of Creation Units may be treated as a "wash sale" for federal tax purposes.

         Taxes on Redemption of Creation Units. The redemption of Creation Units generally will be a taxable event for the person who receives securities in exchange for Creation Units but generally will not be a taxable event for the ETF. The recipient will recognize gain or loss equal to the difference between
(a) the sum of the fair market value of the securities and any Cash Redemption Amount that is received and (b) the sum of the basis of the Creation Unit shares, transaction fees and any Cash Redemption Amount that is paid. Gain or loss generally will be capital and will be long-term or short-term depending on whether Creation Units have been held for more than one year. The redemption of Creation Units may be treated as a wash sale for federal tax purposes.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF ETF SHARES

         Because the ETF was not offered for sale as of July 28, 2006, and because no other portfolios of the Trust exist, the ETF has no control persons or principal holders and the Officers and Trustees of ETF do not own any ETF shares.

                                OTHER INFORMATION

         Codes of Ethics.

         Personal Trading. Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with the Trust, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the ETF makes or intends to make, to use that information in a manner that benefits that person and/or harms the ETF. To protect against such conduct, the Trust, the Advisor and the Distributor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of ETF's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the ETF's securities trades cannot use that information in a manner which is detrimental to the ETF and/or which benefits the person.

         Code for Principal Executive, Financial and Accounting Officers. The Trust has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Trust files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

         Portfolio Holdings Policies and Procedures.

         Information about the portfolio holdings of the ETF is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the ETF. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of the ETF should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions. However, it is understood that because the ETF invests in stocks that are included in an index and the composition of the index is publicly available, the portfolio holdings of the ETF may not constitute material, non-public information.

         Based on the need to safeguard and monitor disclosure of information about the portfolio holdings of the ETF, the Board of Trustees of the Trust has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the ETF.

         Specific Authorized Public Disclosures. The ETF shall post on its website a complete schedule of the securities and investments owned by the ETF as of the end of each month. This posting shall be made within thirty (30) days of the end of such month. The posting shall at least identify the ETF's securities or investments and the percent of its portfolio made up by such securities or investments at the end of the month. The ETF may also provide in monthly or quarterly fact sheets and other sales literature (all of which is publicly available and posted on its website) information about the holdings of the ETF (including top 10 holdings lists).

         The Trust shall disclose the investments of the ETF as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted thereunder (the "Investment Company Act").

         The Trust may refer persons who seek information on portfolio holdings to the complete schedule of the securities and investments owned by the ETF (the "Holdings Schedule") available at the SEC's website or to information that is posted on the ETF's website, or the ETF may deliver a copy of the Holdings Schedule to them, but not until after the Holdings Schedule has been filed with the SEC. In all cases, prior to releasing any information regarding the portfolio holdings of the ETF, the information must either be filed with the SEC or posted on the ETF's website.

         Prohibition Against Selective Disclosure. Other than the Specific Authorized Public Disclosures described above, as described under "Permissible Disclosure" below or as required by law, no person associated with the Trust, the Advisor, the Distributor or any other service provider to the ETF shall disclose to any person any information regarding the portfolio holdings of the ETF. This prohibition includes a partial or complete list of the securities and other investments of the ETF, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by the ETF. The Trust shall advise its service providers (including without limitation, its advisors, distributor, transfer agent, accounting/pricing agent, administrator, custodian, counsel and independent auditors) of this Policy and determine the ability of such service providers to comply with it.

         Permissible Disclosure. Notwithstanding the prohibitions above, each business day, an officer of the Trust will disclose certain information regarding the Deposit Securities and the Balancing Amount that the Trust anticipates would be required to be deposited by an Authorized Participant in order to purchase a Creation Unit on the following day. Such information will be provided by to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the ETF in the secondary market.

         Daily access to information concerning the ETF's portfolio holdings also is permitted, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the ETF's administrator, custodian and accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the ETF and/or the terms of the ETF's current registration statement.

         From time to time, information concerning ETF portfolio holdings, other than portfolio holding information made available in connection with the creation/redemption process, as discussed above, may also be provided by an officer of the Trust to other entities that provide additional services to the ETF, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the ETF in the ordinary course of business after it has been disseminated to the NSCC. Portfolio holdings information may be disclosed to a Trustee in connection with Board meetings.

         In addition, an officer of the Trust (and the portfolio manager(s) of the ETF, after consultation with the Trust's President) may disclose to a newspaper, magazine or television, cable or radio program that the ETF owns a particular security or securities within a particular industry, sector or market capitalization, but shall not disclose the number of shares or principal amount involved owned or the percentage that any such position represents in the ETF or in the issuer of such securities and shall not disclose that the ETF is considering the purchase or sale of any security.

         Information about the ETF's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Trustees, including a majority of Trustees who are not "interested persons" of the Trust, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of the ETF and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information. In no event shall the ETF, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the ETF's portfolio holdings.

         Capital Stock.

         The ETF's shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. All shares of the ETF have identical dividend, liquidation and other rights. Shares of the ETF have no preemptive, subscription or conversion rights and are freely transferable.

         Restrictions on Holding or Disposing of Shares.

         There are no restrictions on the rights of shareholders to retain or dispose of the ETF's shares, other than the possible future termination of the ETF. The ETF may be terminated by reorganization into another portfolio or class of a portfolio or by liquidation and distribution of the assets of the ETF. Unless terminated by reorganization or liquidation, the ETF will continue indefinitely. Each share issued by the ETF has a pro rata interest in the assets of the ETF. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the ETF, and in the net distributable assets of the ETF on liquidation.

         Shareholder Liability.

         The Trust is organized under Delaware law, which provides that the shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the ETF will not be personally liable for payment of the ETF's debts except by reason of his loss as a result of a ETF obligation only if the ETF itself had no remaining assets with which to meet such obligation.

         The Agreement and Declaration of Trust contains as express disclaimer of shareholder liability for the debts, liability, obligations and expenses incurred by, contracted for or otherwise existing with respect to the Trust or the ETF. The Agreement and Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation or instrument entered into or executed by the Trust or the Trustees relating to the Trust or the ETF shall include a provision limiting the obligations created thereby to the Trust or to the ETF and its assets. The Agreement and Declaration of Trust further provides that shareholders of the ETF shall not have a claim or right to any assets belonging to any other portfolio that may be established by the Trust in the future.

         The Agreement and Declaration of Trust provides for indemnification out of the ETF's property of any shareholder or former shareholder held personally liable for the obligations of the ETF solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Agreement and Declaration of Trust also provides that the ETF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the ETF and satisfy any judgment thereon.

         Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ETF itself would be unable to meet its obligations. We believe that, in view of the above, the risk of personal liability to shareholders is remote.

           Voting Rights.

         Each whole share of the ETF shall be entitled to one vote as to any matter on which it is entitled to vote consistent with the requirements of the 1940 Act and rules promulgated thereunder, and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual portfolios of the Trust, if more than one portfolio exists in the future, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual portfolios; and (ii) when the Trustees have determined that the matter affects the interests of more than one portfolio, then the shareholders of all such affected portfolios shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of a portfolio, if such classes exist, in which case any such matter shall be voted on by such class or classes.

         Shareholder Meetings.

         As a Delaware statutory trust, the Trust is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Trustees. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory contract. In addition, if specified requirements are met, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is request by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.

                                 INDEX PROVIDER

         The ETF will be based upon the NYSE Arca Tech 100 Index compiled by the NYSE Arca Marketplace, which is not affiliated with the ETF or with the Advisor or its affiliates. The ETF is entitled to use the Index pursuant to a licensing agreement with the index provider.

                                     COUNSEL

         Quarles & Brady LLP serves as legal counsel to the Trust.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Trust's Board of Trustees engaged Deloitte & Touche, LLP, an independent registered public accounting firm, located at 111 South Wacker Drive, Chicago, Illinois 60606, to perform the annual audits of the ETF.

                              FINANCIAL STATEMENTS

         [Financial statements for the ETF to be provided by amendment.]

The Exchange Traded Trust             Administrator and Accounting/Pricing Agent
                                      J.P. Morgan Investor Services Co.
1-800-798-TECH(8324)                  73 Tremont Street
                                      Boston, MA 02108

250 East Wisconsin Avenue
Suite 2000                            Transfer Agent and Custodian
Milwaukee, Wisconsin 53202            JPMorgan Chase Bank, N.A.,
                                      3 ChaseMetroTech Center,
                                      Brooklyn, New York 11245
Investment Advisor
Ziegler Capital Management, LLC       Counsel
250 East Wisconsin Avenue             Quarles & Brady LLP
Suite 2000                            411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202            Milwaukee, Wisconsin 53202

                                      Independent Registered Public Accounting
                                      Firm
Distributor                           Deloitte & Touche, LLP
B.C. Ziegler and Company              111 South Wacker Drive
250 East Wisconsin Avenue             Chicago, Illinois  60606
Suite 2000
Milwaukee, Wisconsin 53202

                                                                      APPENDIX A

                              PROXY VOTING POLICIES

                             NORTH TRACK FUNDS, INC.

                            THE EXCHANGE TRADED TRUST

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

North Track Funds, Inc. and The Exchange Traded Trust have adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Form N-1A. The amendments to the disclosure requirements of Form N-1A require each mutual fund to describe or include in its statement of additional information the policies and procedures that the mutual fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the mutual fund uses when a vote presents a conflict between the interests of mutual fund shareholders and those of the mutual fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

North Track Funds, Inc. and The Exchange Traded Trust (each referred to individually herein as a "Mutual Fund") hereby adopt the following policies and procedures for their respective mutual fund series (each series referred to as a "Fund" and all of the series referred to collectively as the "Funds").

                         GENERAL POLICIES AND PROCEDURES

The Funds are managed to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the following corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

                                SPECIFIC MATTERS

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. The Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders and particularly their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has a potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, is failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will generally support attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option plans, can effectively align the interests of shareholders with those of management and key employees. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without valid justification, compensation or severance pay which it considers to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Loaned Securities. From time to time the Funds may lend voting securities in their portfolio to broker-dealers and other third parties and voting rights may pass with those securities. However, if the Funds become aware of a matter requiring the approval of the holders of such loaned securities that will materially affect such securities, the Funds will call the loan in time to vote the proxy or enter into an arrangement to ensure that the proxy is voted as the Funds desire.

                DELEGATION OF PROXY VOTING; CONFLICTS OF INTEREST

Each Mutual Fund delegates its proxy voting decisions to its investment adviser (the "Adviser"). The portfolio manager(s) of each Fund (who are employees of the Adviser) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast vote on behalf of each Mutual Fund in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Mutual Fund and its shareholders. Accordingly, when the Adviser or one of its affiliates believes that a particular vote to be cast by the Adviser on behalf of a Fund presents a material conflict of interest, the Advisor should inform legal counsel to the Mutual Fund and explain the conflict. The Adviser will also be required to inform the Mutual Fund's Board of Directors/Trustees of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors/Trustees, including a majority of the directors/trustees who are not "interested persons" of the Adviser, will be binding on the Adviser.

Notwithstanding the above, the Board of Directors/Trustees of the Mutual Fund may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Mutual Fund if a material conflict of interest is present.

                                  MISCELLANEOUS

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of a Mutual Fund. They are not hard and fast rules. Each matter on which each Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors/Trustees of each Mutual Fund, including a majority of the directors/trustees who are not "interested persons" of the Adviser.

                            THE EXCHANGE TRADED TRUST

                                     Part C

                                Other Information
Item 23. Exhibits

         See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with the Fund

         Not applicable.

Item 25. Indemnification

         Reference is made to Article X of The Exchange Traded Trust's Agreement and Declaration of Trust filed as Exhibit (A)(1) to its Registration Statement with respect to the indemnification of The Exchange Traded Trust's directors and officers, which is set forth below:

         SECTION  10.02. INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                  (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

                           A. by the court or other body approving the
                  settlement;

                           B. by at least a majority of those Trustees who
                  neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or

                           C. by written opinion of independent legal counsel
                  based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this
         Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

         Reference is made to Article X of The Exchange Traded Trust's By-Laws filed as Exhibit (B) to its Registration Statement with respect to insurance of The Exchange Traded Trust's directors and officers, which is set forth below:

         ARTICLE X. INSURANCE OF OFFICERS, TRUSTEES, AND EMPLOYEES.

         The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

         The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

         Ziegler Capital Management, LLC

         Ziegler Capital Management, LLC is a wholly owned subsidiary of The Ziegler Companies, Inc. Ziegler Capital Management, LLC serves as investment advisor to The Exchange Traded Trust NYSE Arca Tech 100 ETF. In addition, it serves as investment advisor to all of the currently designated series of North Track Funds, Inc. and as sub-advisor to the only series of The Catholic Funds, Inc., the Catholic Equity Fund.

         Ziegler Capital Management, LLC is an affiliate of the ETF's Principal Underwriter and Distributor, B.C. Ziegler and Company, which is also a wholly owned subsidiary of The Ziegler Companies, Inc.

Set forth below is a list of the officers and directors of Ziegler Capital Management, LLC as of July 28, 2006, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:


                                         Position With
Name                              Ziegler Capital Management, LLC                    Other Affiliations(1)
----                              -------------------------------                    ------------------
John J. Mulherin                  Director                                           Director of North Track Funds, Inc.
                                                                                     (2) since 2003
T. R. Paprocki                    Director

Gary P. Engle                     Director

Brian K Andrew                    President, Head of Asset Management

J. C. Vredenbregt                 Director and Treasurer

Donald J. Nesbitt                 Managing Director and Chief Investment Officer

Sarah E. Schott                   Director and Secretary

Elizabeth A. Watkins              Managing Director, Chief Compliance Officer

James F. Sullivan                 Managing Director

Craig S. Vanucci                  Senior Vice President and Senior Portfolio Manager

Mark B. Burka                     Senior Vice President and Portfolio Manager

James R. Wyatt                    Senior Vice President and Institutional Sales

Linda Matza                       Senior Vice President and Product Manager

Donald J. Nesbitt                 Managing Director and Chief Investment Officer

Richard D. Scargill               Vice President and Portfolio Manager

Derek J. Pawlak                   Vice President and Portfolio Manager

James F. Devereaux                Vice President

Wendy Stojadinovic                Assistance Vice President and Portfolio Manager

Mikhail Alkhazov                  Assistance Vice President and Portfolio Manager
-----------------------------

(1) Certain of the indicated persons are officers or directors of Ziegler Capital Management, LLC's parent, The Ziegler Companies, Inc., Ziegler Capital Management, LLC's affiliate, B.C. Ziegler and Company, and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

(2) The principal business address of North Track Funds, Inc. is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

Item 27. Principal Underwriters

     (a)                                    Other Investment Companies for which
                                                Underwriter Acts As Underwriter,
           Underwriter                           Depositor or Investment Advisor
           -----------                           -------------------------------

           B.C. Ziegler and            An underwriter for The Exchanges Traded
           Company                     Trust NYSE Arca Tech 100 ETF; all of the
                                       mutual fund series of North Track Funds, Inc.; American Tax-Exempt Bond Trust,
                                       Series 1 (and subsequent series);
                                       Ziegler U.S. Government Securities
                                       Trust, Series 1 (and subsequent series);
                                       American Income Trust, Series 1 (and
                                       subsequent series); Ziegler Money Market
                                       Trust; The Insured American Tax-Exempt
                                       Bond Trust, Series 1 (and subsequent
                                       series).

     (b) B.C. Ziegler and Company is a wholly-owned subsidiary of The Ziegler Companies, Inc. B.C. Ziegler and Company serves as the principal underwriter for The Exchange Traded Trust ArcaEx Tech 100 ETF. Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of July 28, 2006, together with information as to their positions with B.C. Ziegler and Company and with The Exchange Traded Trust. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

                                     Positions and Offices With                   Positions and Offices With
Name                                 B.C. Ziegler and Company(1)                  The Exchange Traded Trust
----                                 ------------------------                     -------------------------

John J. Mulherin                     Director and Chief Executive                 Trustee
                                     Officer

T. R. Paprocki                       Director and President

Gary P. Engle                        Director, Senior Managing
                                     Director and Chief Administrative Officer

Sarah E. Schott                      Senior Managing Director, General            Secretary
                                     Counsel and Corporate Secretary

J. C. Vredenbregt                    Director, Senior Vice President
                                     and Chief Financial Officer

Thomas S. Ross                       Senior Managing Director and Chief
                                     Credit Officer

Brian K. Andrew                      Senior Managing Director and CIO             President

Jean M. Heberer                      Vice President and Controller

Victoria A. Nonhof                   Vice President and Treasurer

Donald A. Carlson, Jr.               Senior Managing Director

John C. Todd                         Senior Managing Director

Darrell P. Frank                     Senior Managing Director
-----------------------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group and Ziegler Investment Service Group.

      (c) Not applicable.

Item 28. Location of Accounts and Records

                  Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                  All accounts, books and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, will be kept by the Registrant at J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on this 28th day of July, 2006.

                                                THE EXCHANGE TRADED TRUST

                                                By:   /s/ Brian K. Andrew
                                                      --------------------------
                                                      Brian K. Andrew, President

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on this 28th day of July, 2006 by the following persons in the capacity indicated.

Signature                                 Title
---------                                 -----

/s/ Brian K. Andrew        President (Principal Executive
----------------------     Officer)
Brian K. Andrew

/s/ Caroline Probst        Chief Financial Officer and
----------------------     Treasurer (Principal Financial and
Caroline Probst            Accounting Officer)

/s/  Cornelia Boyle*       Trustee
-----------------------
Cornelia Boyle

/s/  James G. DeJong*      Trustee
-----------------------
James G. DeJong

/s/  Brian J. Girvan*      Trustee
-----------------------
Brian J. Girvan

/s/  John J. Mulherin*     Trustee
-----------------------
John J. Mulherin

/s/  Marcia L. Wallace*    Trustee
-----------------------
Marcia L. Wallace

*By:    /s/  Brian K. Andrew
        -------------------------------
        Brian K. Andrew, pursuant to a
        Power of Attorney

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

(A)(1)   Agreement and Declaration of Trust dated July 29, 2005.*

(A)(2) Certificate of Trust as filed with the State of Delaware on July 13, 2005.*

(B)      By-Laws.*

(C) Section 2.09 and Article VII of the Agreement and Declaration of Trust (see Exhibit (A)(1)) and Article V of the By-Laws (see Exhibit (B)).

(D) Investment Advisory Agreement between the Trust and Ziegler Capital Management, LLC, filed herewith.

(E)(1) Distribution Agreement between the Trust and B.C. Ziegler and Company, filed herewith.

(E)(2)   Form of Authorized Participant Agreement, filed herewith.

(F)      Not Applicable.

(G)(1) Form of Domestic Custody Agreement between the Trust and JPMorgan Chase Bank, N.A., filed herewith.

(H)(1) Form of Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co., filed herewith.

(H)(2) Form of Agency Services Agreement between the Trust and JPMorgan Chase Bank, N.A.**

(H)(3) Form of Marketing Agreement between the Trust, B.C. Ziegler and Company and Archipelago Holdings, Inc., filed herewith.

(H)(4) Form of License Agreement between the Trust and Archipelago Holdings, Inc.**

(H)(5) Form of Agreement of Ziegler Capital Management, LLC Regarding Operating Expenses, filed herewith.

(H)(6)   Powers of Attorney, filed herewith.

(I)      Opinion and Consent of Counsel, filed herewith.

(J)(1)   Consent of Independent Registered Public Accounting Firm.**

(K)      Not Applicable.

(L)(1) Subscription Agreement between the Trust and Ziegler Capital Management, LLC, filed herewith.

(L)(2) Form of Letter of Representations between the Trust and Depository Trust Company, filed herewith.


                                      Exhibit-1

(M)      Rule 12b-1 Plan, filed herewith.

(N)      Not Applicable.

(O)      Reserved.

(P)      Trust's Code of Ethics, filed herewith.

--------------------------------

* Incorporated herein by reference to the original Registration Statement on Form N-1A filed by the Trust on October 31, 2005.

**       To be filed by amendment.


                                      Exhibit-2